UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                          DAVID G. STOEFFEL, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             CHARLES M. WEBER, ESQ.
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2004

                   DATE OF REPORTING PERIOD:  APRIL 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT
TO SHAREHOLDERS
(UNAUDITED)
April 30, 2004

>  S&P 100 INDEX FUND

>  PSE TECH 100 INDEX FUND

>  DOW JONES U.S. HEALTH CARE
   100 PLUS FUND

>  DOW JONES U.S. FINANCIAL
   100 PLUS FUND

>  STRATEGIC ALLOCATION FUND

>  MANAGED GROWTH FUND

>  TAX-EXEMPT FUND

>  GOVERNMENT FUND

PERFORMANCE SUMMARY (Data through April 30, 2004)

                                                                                                  TOTAL RETURNS WITH
                         FUND INFORMATION           TOTAL RETURNS AT NAV                          SALES CHARGE*<F1>
                         -------------------------- -----------------------------------------     ----------------------------------
                                                    10 YEAR/                                      10 YEAR/
                         TICKER CUSIP    INCEPTION  INCEPTION    5 YEAR  3 YEAR  1 YEAR   YTD     INCEPTION   5 YEAR  3 YEAR  1 YEAR
                         ------ -----    ---------  ---------    ------  ------  ------   ---     ---------   ------  ------  ------
EQUITY INDEX FUNDS
PSETECH 100 INDEX (A)    PPTIX 663038875 6/10/96    14.74%        4.92%  -4.59%  36.91%  -1.91%   13.96%       3.80%  -6.29%  29.72%
PSETECH 100 INDEX (B)    PSEBX 663038834 7/27/98    10.52%        4.15%  -5.32%  35.85%  -2.15%   10.41%       3.84%  -6.58%  30.85%
PSETECH 100 INDEX (C)    PTICX 663038826 5/8/00    -11.31%        -      -5.30%  35.92%  -2.16%  -11.30%       -      -5.30%  34.92%
S&P 100 INDEX (A)        PPSPX 663038305 12/20/85   10.39%**<F2> -3.89%  -5.29%  17.16%  -1.61%   9.79%**<F2> -4.92%  -6.98%  11.01%
S&P 100 INDEX (B)        PSUBX 663038503 7/27/98    -0.94%       -4.60%  -6.00%  16.31%  -1.87%  -1.10%       -4.98%  -7.27%  11.31%
S&P 100 INDEX (C)        SPPCX 663038743 5/8/00     -8.68%        -      -5.98%  16.36%  -1.86%  -8.68%        -      -5.98%  15.36%
DJ USHEALTH CARE (A)     NDJAX 663038727 4/17/01     2.80%        -       2.20%  23.83%   4.55%   1.00%        -       0.38%  17.33%
DJ USHEALTH CARE (B)     NDJBX 663038719 4/17/01     2.08%        -       1.50%  22.88%   4.34%   1.45%        -       0.19%  17.88%
DJ USHEALTH CARE (C)     NDJCX 663038693 4/17/01     2.11%        -       1.50%  23.00%   4.33%   2.11%        -       1.50%  22.00%
DJ USFINANCIAL (A)       NDUAX 663038685 4/17/01     3.94%        -       2.94%  21.78%  -0.64%   2.11%        -       1.11%  15.39%
DJ USFINANCIAL (B)       NDUBX 663038677 4/17/01     3.17%        -       2.16%  20.83%  -1.00%   2.23%        -       0.87%  15.83%
DJ USFINANCIAL (C)       NDUCX 663038669 4/17/01     3.17%        -       2.17%  20.81%  -0.91%   3.17%        -       2.17%  19.81%

ASSET ALLOCATION FUND
STRATEGIC ALLOCATION (A) NTSAX 663038610 12/10/03    3.90%        -       -      -        0.39%   -            -       -      -
STRATEGIC ALLOCATION (B) NTSBX 663038594 12/10/03    3.60%        -       -      -        0.19%   -            -       -      -
STRATEGIC ALLOCATION (C) NTSCX 663038586 12/10/03    3.60%        -       -      -        0.19%   -            -       -      -

EQUITY FUND
MANAGED GROWTH (A)       PNMAX 663038701 1/4/99      5.58%        6.64%   3.99%  27.02%   4.38%   4.51%        5.50%   2.14%  20.35%
MANAGED GROWTH (B)       PNMBX 663038859 1/4/99      4.84%        5.85%   3.23%  26.08%   4.05%   4.68%        5.53%   1.96%  21.08%
MANAGED GROWTH (C)       MGPCX 663038842 5/8/00      4.71%        -       3.22%  26.07%   4.08%   4.71%        -       3.22%  25.07%

FIXED-INCOME FUNDS
GOVERNMENT (A)           PRPGX 663038206 12/20/85    5.50%**<F2>  4.37%   3.82%  -0.47%  -0.23%   5.13%**<F2>  3.63%   2.59%  -3.95%
GOVERNMENT (B)           GVTBX 663038636 3/1/03     -1.14%        -       -      -1.23%  -0.59%  -4.51%        -       -      -6.12%
GOVERNMENT (C)           GVTCX 663038800 5/8/00      5.08%        -       3.08%  -1.23%  -0.59%   5.07%        -       3.08%  -2.21%
TAX-EXEMPT (A only)      PPTEX 663038107 7/19/84     5.38%**<F2>  4.00%   5.60%   1.47%  -1.28%   5.01%**<F2>  3.26%   4.35%  -2.08%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. The Tax-Exempt Fund may be subject to AMT taxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issued by larger companies. Investments in a single industry may involve greater risks and price volatility. SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

*<F1> Class A shares are subject to a maximum front-end sales charge of 5.25% for the equity index, equity, and asset allocation funds and 3.50% for the fixed income funds. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past the Advisor reimbursed a portion of the advisory fees for the S&P 100 Index, Managed Growth, PSE Tech 100 Index, Government and Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2005, so that total expenses will not exceed 1.35% on Class A shares, and 2.10% on Class B and C shares.

"Standard & Poor's," "S&P," "S&P 100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. "PSE" is a service mark of the Pacific Exchange Incorporated. "Dow Jones" is a service mark of Dow Jones and Company. These marks have been licensed for use by the licensee. These organizations do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED         NO BANK GUARANTEE         MAY LOSE VALUE

                                    CONTENTS

          President's Letter                                         2

          Manager Commentary                                         4

          Schedules of Investments                                  12

          Statements of Assets and Liabilities                      34

          Statements of Operations                                  38

          Statements of Changes in Net Assets                       40

          Financial Highlights                                      44

          Notes to Financial Statements                             60

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2004

                                                                   June 22, 2004

DEAR SHAREHOLDER:

I'm pleased to provide you with the 2004 semiannual report for North Track Funds. The six months ended April 30, 2004 have been busy for us at North Track. In December 2004, we successfully launched the North Track Strategic Allocation Fund, a fund-of-funds that invests in the fast-growing technology, health care and financial services sectors. As of April 30, 2004, the STRATA Fund--as we call it--had $24 million in total assets. We also added a new director to the North Track Board--Cornelia Boyle. Ms. Boyle brings a wealth of industry experience to our organization. With her selection to the Board, four out of the five directors are independent. In furtherance of what we believe are good corporate governance practices, the Board of Directors maintains an Audit Committee, Governance Committee and Pricing Committee, all of the members of which are independent directors. In addition, we have hired Jon Kiekhofer as North Track's Chief Compliance Officer. Together with outside counsel, he is actively reviewing our various codes, policies and procedures to determine how they can be improved and whether any new policies should be implemented to ensure compliance with the federal securities laws.

Over the past six months, we have bolstered our efforts to protect North Track shareholders from late trading, market timing, conflicts of interest and other detrimental activity, and we continue to seek ways to address potential issues before they arise. We understand the industry's need to restore confidence for mutual fund investors and fully support the efforts of the SEC and other regulatory and enforcement authorities. Too many people have lost sight of their fiduciary duties. At North Track, we continue to instill in our firm that the interests of our shareholders always come first.

Thank you for your continued confidence in North Track and as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

S&P 100 INDEX FUND

  The North Track S&P 100 Index Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund's total return for Class A Shares was 4.40% (at NAV) for the six months ended April 30, 2004, compared to 4.96% for the S&P 100 Index and 6.27% for the S&P 500 Index. The deviation in return, versus the S&P 100 Index benchmark, was due to the Fund's expenses.

  The Fund began its fiscal year supported by positive momentum from the equity market rally that had begun in March 2003. Equity markets continued their move higher until March of this year, when investors began shifting their attention away from improving economic fundamentals and began worrying about interest rate increases. Concerns over interest rate increases continued to dominate investment markets into the Fund's close for the first half of its fiscal year on April 30, 2004.

  Large-cap stocks, which comprise the Fund's entire portfolio, continued to trail small and mid-cap indexes over the first six months of the Fund's fiscal year. Stocks of small and mid-cap companies typically outperform larger companies' stocks in the early stages of economic recovery and it is generally in the later phase of an economic revival, when interest rates begin increasing and growth slows, that large-cap stocks outperform smaller issues. We anticipate that, when interest rates increase in our current economic cycle, we will begin to see larger companies outperform as they have in similar previous cycles.

  The energy sector, which comprised 6.23% of the Fund's portfolio at its fiscal mid-year, was the best performing sector for the six-month period, as these stocks benefited from rising oil prices. The six stocks in that sector averaged increases of 16.15% for the period and were primarily led by the oil services and equipment stocks, headed up by Baker Hughes, which increased 30.2%.

  Consumer staples comprised 15.75% of the Fund's holdings at fiscal mid-year and the stocks in this sector also experienced good relative strength, averaging a 13.97% return for the six-month period. Gillette and Avon Products were the two leading sector performers for the Fund, up 29.3% and 24.3% respectively, for the six-month period ended April 30, 2004.

  The information technology (IT) sector, which accounted for 17.24% of the Fund assets at fiscal mid-year, was the only sector to produce a negative return during the first half of the fiscal year. Stocks in the IT sector averaged a decrease of 3.91% and were led by Intel Corp. (down 21.7%) and EMC (down 19.4%). The technology sector had experienced strong gains throughout calendar year 2003, but began weakening in February 2004, as investors began to worry about the longevity of the economic recovery.

  Financial stocks represent the largest sector exposure within the Fund, comprising 20.62% of its assets at fiscal mid-year. The sector returned 5.95% for the first six months of the fiscal year, led by insurers American International Group (up 18.00%) and Allstate (up 17.5%). Merrill Lynch and Morgan Stanley detracted from sector performance, falling 7.90% and 5.40%, respectively.

  The Health Care sector accounted for 13.70% of Fund assets at fiscal mid-year and returned 8.28% for the six-month period. Results for the sector were generally positive, led by Baxter International (up 21.3%); however, losses in the biotechnology shares of Amgen (down 8.70%) and MedImmune (down 8.50%) were a drag upon the sector's performance.

  Consumer Discretionary stocks, which make up 7.83% of Fund holdings, averaged gains of 9.52% for the period. The sector's performance was mitigated by the performance of Home Depot, which is the sector's largest holding, at 1.46% of the Fund's total weight, and was down 4.7% for the six-month period.

  The remaining sectors (Telecommunications - up 8.31%, Utilities - up 3.81% and Materials - up 4.52%) collectively represent 7.75% of Fund assets and their performance had a modest positive overall impact on the Fund's six-month return.

  The Fund's current forward price to earnings ratio is a reasonable 18.0X and remains near the lower end of its 10-year average range. Large-cap stocks generally under-perform small and mid-cap issues in the initial stages of an economic recovery and this relationship has held true through the current cycle. However, as the recovery begins to mature and interest rates rise, investors often place more emphasis on rewarding companies with higher earnings reliability and quality. Traditionally, large companies outperform smaller issues in low-growth economic environments where they are generally able to better access more favorable pricing on their capital and material resources, relative to their small-cap counterparts, thereby helping to maintain profit margins. Given the maturing nature of the current economic cycle, we believe that the Fund's prospects for relative performance against other market sectors characterized by smaller market capitalization are improving. The Fund's holdings include America's largest and best capitalized companies with the financial strength to weather periods of economic adversity and the wherewithal to extend their leadership positions as the economic recovery lengthens. In our opinion, the North Track S&P 100 Index Fund is an excellent choice for investors seeking large-cap, blue-chip equity exposure.

PSE TECH 100 INDEX FUND

  The technology sector's strong performance in calendar 2003 carried through into 2004, but monthly returns peaked in January and began falling as investors grew nervous about the future prospect for equities. After having led the broad equity markets higher over the previous year, technology stocks led the equity market lower, as the PSE Tech 100 Index declined 6.49% over the three months ended April 30, 2004. Class A shares of the North Track PSE Tech 100 Fund, which is benchmarked to the Index, fell by 6.75% (at NAV) over the period. However, for the first six months of its fiscal year, Class A shares of the Fund were able to register positive performance, increasing by 2.72% (at NAV). The PSE Tech 100 Index gained 3.29% over the same period. The 0.57% difference in performance can be attributed entirely to the Fund's expenses.

  The PSE Tech 100 Index under-performed the broad market for the six-month period, as represented by the S&P 500 Index, which returned 6.27%. Technology stocks are generally cyclical performers, and investors began selling the sector as they became skittish over fears of rising interest rates and the threat of curtailed capital spending that is often associated with rate hikes. This effect was most concentrated in the semiconductor and semiconductor equipment manufacturers, which represented 20.92% of the Fund's holdings at the beginning of its fiscal year. The 19 different companies representing the semiconductor and semiconductor equipment manufacturing industry for the Fund, experienced negative returns of -17.0%, on average. Equipment manufacturers Novellus Systems and Kla-Tencor declined 29.84 % and 27.19%, respectively, upon disappointing outlooks for future orders of their products.

  The biotech and health care equipment industries, which combined form 19.73% of the Fund's holdings, performed exceptionally well for the six-month period, with the six biotech stocks averaging returns of 13.37% and the six health care & equipment holdings averaging returns of 12.39%.

  Software and Services is the Fund's largest industry group exposure, holding 29 stocks that comprise 27.58% of the Fund's total assets. Performance across this industry group for the first half of the fiscal year averaged 6.50%, but varied widely. Autodesk Inc., a producer of design engineering software, was up 73.91% during the six-month period ended April 30, 2004, after announcing earnings that exceeded Wall Street's expectations. Conversely, Veritas Software fell 26.11% over the six-month period after communicating a weak sales outlook to investors.

  Communications equipment represented 10.54% of the Fund at the end of its fiscal mid-year and results varied widely among the 16 stocks in this industry. Performance was led by the Fund's 0.53% weighting in Motorola, which investors bid up in reaction to the company's strong earnings. On the other hand, Ciena Corp fell 35.57% on news of larger than expected losses and a weak earnings prognosis. The Fund's solitary exposure to telecommunication services is through its 0.94% weighting in Nextel, a wireless service provider, which declined 1.08% during the six-month period.

  An improving economy, accompanied with strengthening revenue growth, is providing the favorable conditions that have traditionally supported the technology sector. Corporate spending, particularly for technology-related projects, has been accelerating to help companies maintain productivity. We foresee this trend continuing in the near future, barring some unforeseen calamity. However, investors have been hesitant to accept the strength of the economic recovery, choosing instead to focus upon geopolitical issues and interest rate fears. The earnings prospects for many of the companies in the Fund remain positive at this juncture of the current economic cycle and their equities could experience additional appreciation, if the economic recovery stays on track.

  The North Track PSE Technology 100 Index Fund has provided investors an excellent vehicle for attaining exposure to the technology industry, but even more importantly, the Fund's broad diversification across the major technology sectors offers investors a valuable tool to help manage risk during difficult market environments. In our view, the Fund remains an excellent way to add technology exposure to a well-diversified portfolio.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The Dow Jones U.S. Health Care 100 Plus Fund Class A Shares returned 12.02% (at NAV) for the first six months of its fiscal year ended April 30, 2004, outperforming the broad equity market, as represented by the S&P 500 Index, which returned 6.27% during the same period. The Fund is benchmarked to the Dow Jones US Health Care 100 Index, which increased 12.74% over the first half of the fiscal year. The 0.72% deviation in the Fund's return relative to its benchmark is attributable to the Fund's operating expenses and a return-enhancement strategy applied to the Fund in January.

  The Fund is managed to closely reflect its benchmark, the Dow Jones US Health Care 100 Index, with only slight over or under-weighting of the index constituents. Deviance from benchmark weighting is the result of a performance enhancement strategy that was initiated in January 2004 and has since remained in place. The enhancement feature is based upon anomalies identified in the field of behavioral finance that seek to exploit certain biases in investors' activity regarding equity markets. The strategy employed by the North Track Dow Jones U.S. Health Care 100 Plus Fund is designed to identify and over-weight stocks that represent superior value and have been neglected by investors. Another aspect of the strategy seeks to lower the portfolio's exposure to stocks that have had their prices bid up by investors to levels that are not sustainable by the company's earnings. In addition, the portfolio may purchase health care stocks from outside the Dow Jones US Health Care 100 index on a limited basis.

  Pharmaceuticals represent 45.52% of the Fund's holdings at fiscal mid-year and the 20 stocks in that industry averaged a return of 9.47%. The best performance in the pharmaceutical group was registered by Sepracor Inc., which advanced 79.60% on news that Estorra, a sleeping pill developed by the company, would receive regulatory approval. In contrast, Pharmaceutical Resources Inc. experienced a 44.24% decrease over the six-month period. The Fund held 10.19% of its assets in pharmaceutical giant Pfizer, which is the Fund's largest exposure to any one stock. Pfizer was up 14.20% for the first half of the Fund's fiscal year, providing a positive contribution to the Fund's performance.

  Health care equipment and supplies is the Fund's second largest industry exposure, comprising 16.91% of the Fund, and the 18 stocks in the industry category averaged returns of 22.84% for the six-month period ended April 30, 2004. The best performer for the group was Cytyc Corporation, a medical diagnostic company, that was up 63.35% for the six-month period, and only one company, Applera Corporation, experienced negative performance, falling 19.23% over the same period.

  The Fund included a 15.29% exposure to the biotechnology industry, in which the 24 companies averaged returns of 14.34% for the first half of the fiscal year. Returns within the industry varied widely, ranging from a positive 82.05% return realized by Protein Design Labs, to a 31.49% loss in Icos Corporation. The Fund holds 3.9% of its weighting in health care facilities, the only disappointing sub-industry, as the six stocks in that segment averaged returns of -0.18%, producing a drag on performance.

  The health care sector has traditionally been viewed as somewhat of a defensive sector relative to the broad equity market; a characteristic reflected in the low correlation of the Fund's price movements to broader market indices. The long-term prospects for the sector are especially promising, with above average growth driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. We expect that this growth should translate into a profitable outlook for investors in the Dow Jones U.S. Health Care 100 Plus Fund.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The North Track Dow Jones U.S. Financial 100 Plus Fund is an index portfolio structured to provide broad exposure to the domestic financial services industry. For the six months ended April 30, 2004, the Fund's Class A Shares total return was 3.58% (at NAV). The Dow Jones US Financial 100 Index, the index to which the Fund is benchmarked, returned 4.43% over the same period. The 0.85% deviation in the Fund's return relative to its benchmark is attributable to the Fund's operating expenses and a return-enhancement strategy applied to the Fund in January 2004.

  The Fund is managed to closely reflect its benchmark, the Dow Jones US Financial 100 Index, with only slight over or under-weighting of the index constituents. Deviance from benchmark weighting is the result of a performance enhancement strategy that was initiated in January and currently remains in place. The enhancement feature is based upon anomalies identified in the field of behavioral finance that seek to exploit certain biases in investors' activity regarding equity markets. The strategy employed upon the North Track Dow Jones U.S. Financial 100 Plus Fund seeks to identify and over-weight stocks that represent superior value and have been neglected by investors. Another aspect of the strategy seeks to lower the portfolio's exposure to stocks that have had their prices bid up by investors to levels that are not sustainable by the company's earnings. In addition, the portfolio may purchase health care stocks from outside the Dow Jones US Financial 100 index on a limited basis.

  The financial services sector of the equity market had performed well over calendar year 2003 and through the first quarter of 2004. However, April was a difficult month, witnessing a 5.04% fall in the Fund's performance, as the financial sector stumbled over investor worries of higher interest rates brought on by improving economic conditions. Prior to April, the portfolio had generally benefited from lower interest rates, but was constrained by the struggling economy.

  Banking stocks composed 41.17% of the Fund's total holdings at April 30, 2004, and the 40 stocks in this category averaged returns of 1.44% for the six-month period then ended. The banking group is broken down further into three sub-categories: regional banks, diversified banks and thrifts & mortgages. Of the three groups, diversified banking was able to best weather the storm brought on by investors' fear of higher interest rates. The seven stocks in this group represented 19.38% of the portfolio's holdings at April-end, and averaged returns of approximately 5.95%, led by Bank One Corp., up 17.9%, and Fleet Boston Financial, up 12.93% for the six-month period. U.S. Bancorp, down 2.81%, was the only stock in this group to experience a loss for the period. The 24 regional banks in the portfolio did not fare as well, averaging a negative return of 2.10% over the same period. Regional banks represented 12.14% of the portfolio's holdings.

  Diversified financial companies represented 32.95% of Fund assets at April
30, 2004. These companies are involved in investment banking, asset management, consumer finance and other financial services. The Fund's largest holding is its 9.64% weight in Citigroup, the epitome of a large, diversified financial services company; Citigroup was up only 3.13% over the six-month period. Investment banking and brokerage accounted for 8.39% of the Fund's holdings at April 30, 2004. Brokerage related stocks did not handle the news of higher interest rates well; the Fund's 0.78% investment in Charles Schwab & Co. fell 23.94%, and a 2.44% holding of Merrill Lynch & Company fell 7.90% over the six-month period.

  Insurance companies represented 22.18% of the portfolio's holdings at April 30, 2004, and many of these companies did well over the six-month period as they benefited from optimistic forecasts regarding improving underwriting performance and higher investment yields on the industry's bond portfolios. The portfolio's largest exposure to an insurance company is through its 5.97% holding of multi-insurance provider AIG, which was up 18.01% over the six-month period. On average, the three multi-line insurance companies in the portfolio returned 22.01% for the six-month period. The positive performance was reflected in the other insurance sectors, as the eight life & health insurance stocks averaged a return of 12.76% and the 12 property and casualty companies produced an average return of 9.70% for the Fund's first half fiscal year.

  The Fund experienced a difficult April, and there may be further challenges ahead as interest rates move higher with a strengthening economy. When confronted with indications of higher interest rates, investors have traditionally fled the financial sector, as rate increases typically lead to concern over the sector's profitability. However, we can't help but wonder if perhaps investors have overreacted to concerns over rising rates. Improving economic conditions are spurring loan demand and many financial institutions have positioned themselves appropriately in anticipation of higher interest rates. This is quite different from many of the previous interest rate cycles in which the industry was not well-prepared for the direction and magnitude of interest rate changes.

  Despite the short-term clouds, our long-term outlook for the financial sector remains positive. As the baby boom generation moves through its peak earnings years into retirement, the demand for financial products and services is likely to accelerate. The Fund is broadly diversified across the financial sector and the vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors. In our opinion, the Fund remains a solid choice for investors seeking to add financial services exposure to their portfolios.

STRATEGIC ALLOCATION FUND

  The North Track Strategic Allocation Fund commenced trading in December 2004 and had realized only four full months of performance at April 30, 2004 (its fiscal mid-year). From inception on December 10, 2003 through April 30, 2004, performance for Class A Shares was 3.90% (at NAV). By comparison, the S&P 500, (its benchmark), and Russell 3000 indices, both representative of the broad equity market, were up 4.00% and 3.80%, respectively.

  The North Track Strategic Allocation Fund is a fund-of-funds, investing equally in each of three North Track sector funds; the PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. These sectors represent three rapidly growing areas of the U.S. economy, providing the portfolio an orientation towards holding stocks with above average growth characteristics.

  A review of the North Track Strategic Allocation Fund's performance is best accomplished by analyzing the performance of each of the underlying funds. Detailed commentary specific to each of those Funds can be found on previous pages.

  Of the three underlying funds (class F shares), the Dow Jones U.S. Health
Care 100 Plus Fund produced the highest return, increasing 9.18% from the Fund's inception through April 30, 2004. The PSE Tech 100 Index Fund returned 3.94% and the Dow Jones U.S. Financial 100 Plus Fund returned 3.50%.

  North Track's Strategic Allocation Fund is designed to capitalize upon the above average growth characteristics of three of the U.S. economy's fastest growing sectors. The strategy offers a diversified investment approach that produces a portfolio of "core" equity holdings that provides a high-quality alternative to more traditional broad-market indices. We view the Strategic Allocation Fund as an excellent investment vehicle for investors wishing to utilize a growth-oriented equity approach that mitigates much of the risk often associated with that particular investment style.

MANAGED GROWTH FUND

  Over the six-month period ended April 30, 2004, the Managed Growth Fund Class A Shares returned 5.53% (at NAV) versus its benchmark, the Russell Midcap Index, which returned 7.25%. All of the underperformance occurred in the first three and a half months of this time period, as investors continued to prefer stocks with characteristics similar to those that outperformed in the 1999 speculative market. Lower quality, high volatility and lower return on equity stocks garnered investor dollars since they benefited from the extremely strong recovery in profits. Yet the fundamentals of the companies in the Managed Growth Fund have also been very strong, with most of them reporting earnings at or above quarterly expectations. Our conclusion is that the low interest rate environment has allowed some companies with marginal fundamentals to prosper.

  However, as we move beyond the secular decline in inflation and interest rates that we have enjoyed throughout the last two decades, higher quality companies will again outperform. This, indeed, is what has happened since the middle of January. The Managed Growth Fund outperformed the Russell Midcap Index in February, March and April. Our newer holdings - Corporate Executive Board, Dicks Sporting Goods, L-3 Communications Holdings, Cognizant Technology Solutions, Getty Images, Petsmart and Plantronics are all doing well fundamentally and appreciating in value. Our energy positions are aiding performance as oil and natural gas prices soar. Other outperforming stocks are coming from eclectic sectors - technology, insurance, retail, banking, health care, medical technology and defense.

  Hopefully, this performance indicates good stock-picking as well as adherence to our high quality discipline. In fact, while analyzing companies for investment, we have always tended to invest in organizations with high returns, market leadership positions, low cost production, sound balance sheets and innovative, adaptive management teams. This focus should help our relative performance for the foreseeable future as the quality trade finally works.

TAX-EXEMPT FUND

  Class A shares of the Tax-Exempt Fund posted a return of 0.39% (at NAV) for the six months ended April 30, 2004. For the same period the Lehman 20-year Municipal Bond Index returned 1.88% (the index does not include sales charges and other fees an investor would incur if attempting to replicate the index). Aside from the variance related to expenses of 0.64%, the difference in performance between the Fund and its benchmark was primarily due to the Fund's shorter duration, which was approximately 7.01 years, as compared to the benchmark of 10.74 years. Maintaining a shorter duration has helped to reduce the price volatility of the Fund.

  The Fund's Morningstar Municipal National Long peer group of approximately 97 funds had a total return of 0.98% for the six months ending April 30, 2004. The General Obligation (GO) bond index, which generally reflects higher quality issues, returned 1.04% over that same period, slightly less than the overall Municipal Index at 1.19%. GO bonds account for 22.07% of the Fund. Over the same time period, the Insured Bond Index returned 1.06%, a nearly equal return when compared to the GO bond index. Insured Bonds, which may also be GO bonds, account for approximately 61.77% of the Fund.

  During the six-month period ended April 30, 2004, trades focused on capturing certain gains and liquidity management. As of April 30, 2004, approximately 76.2% of the portfolio's holdings carried an investment-grade rating of AAA.
The remaining 23.8% are AA rated. The Fund's three largest sectors are: utilities (28.0%), educational facilities (22.2%) and municipal general obligations (22.0%). Other sector holdings include multifamily housing, revenue and sales tax revenue bonds. As of April 30, 2004, the Fund held approximately 0.63% cash for liquidity purposes.

  The Fund's duration is approximately 7.0 years at April 30, 2004, down slightly from 7.3 years at the end of the 2003 fiscal year and significantly less than the Lehman 20-year Municipal Bond Index at 10.74 years. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. We have allowed the duration to shorten as interest rates moved lower. A shorter duration can be more advantageous to the Fund should an environment of rising interest rates occur in the months ahead. The average life is 6.63 years.

GOVERNMENT FUND

  The Government Fund Class A Shares had a total return (at NAV) of -.01% for the six months ended April 30, 2004, while the Merrill Lynch 1-5 U.S. Treasury Index had a gross return of 0.55%, with the majority of the difference in performance between the Fund and its benchmark due to the Fund's operating expenses (approximately 0.68%).

  The six months ended April 30, 2004 proved to be another volatile period for the U.S. Treasury market. The fourth quarter of 2003 began with a dismal October, as a sell-off was sparked by a strong payroll employment report, a flurry of solid economic reports and an unexpectedly high third quarter GDP release. Throughout the quarter investors debated the strength of the economy and the timing of the first tightening by the Federal Reserve (Fed). The new year provided little follow through, as disappointing payroll numbers pushed Treasury yields lower during the quarter. The Fed's accommodative policy and commentary suggesting that the funds rate was "appropriate" contributed to the rally. The market began to slowly come to the reality that the Fed may be on hold for the remainder of the year. Job recovery captured the market's focus as investors believed that future Fed policy would be dictated by a resurgence in employment. April's employment numbers, though, came in much stronger than expected. The U.S. Treasury market sold-off during April, taking back all the gains earned through March. For the six months ended April 30, 2004, the 2-year rose 44 basis points (bpts) to 2.31%, the 5-year rose 32 bpts to 3.62% and the 10-year rose 16 bpts to 4.51%.

  The Fund's duration at April 30, 2004, was 2.01 years with its benchmark (Merrill Lynch 1-5 U.S. Treasury Index) at 2.39 years. The Fund remained defensive throughout the period and is currently overweighted in the 0-1 year duration bucket and underweighted in the 1-3 year and 4-6 year duration buckets on the belief that as rates begin to rise, the yield curve will start to flatten which will benefit the longer maturities relative to the shorter maturities. At the end of the period, the Fund was invested 76.6% in U.S. Treasuries, 8.8% in mortgage pass-thrus, 5.3% in GNMA CMOs and 6.6% in Small Business Administration
(SBA) floating rate paper. The SBA floating rate paper was added to provide a yield boost to the shorter end of the portfolio, while providing some protection against rising interest rates. The mortgage pass-thru portfolio was allowed to pay down, with concern that as rates began to move higher the Fund would be vulnerable to duration extension risk.

  As we look forward, the U.S. Treasury market seems vulnerable to stronger employment. The market is focused on job creation and if we continue to get strong employment numbers in the coming months, the probability of the Fed acting in the second half of the year will increase.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.2%

CONSUMER DISCRETIONARY -- 7.7%
#<F5>      Black & Decker Corporation                     2,933   $    169,674
           Clear Channel Communications, Inc.            23,037        955,805
           Walt Disney Company                           76,630      1,764,789
#<F5>      Eastman Kodak Company                         10,705        276,082
#<F5>      Ford Motor Co                                 68,440      1,051,238
#<F5>      General Motors Corporation                    20,999        995,773
           Harrah's Entertainment, Inc.                   4,196        223,143
           The Home Depot, Inc.                          85,094      2,994,458
           Limited Brands                                17,452        360,209
#<F5>      May Department Stores Company                 10,795        332,486
           McDonald's Corporation                        47,240      1,286,345
           Radioshack Corporation                         6,139        188,836
           Sears, Roebuck and Co.                         8,321        333,256
*<F3>      Time Warner Inc.                             170,322      2,864,816
*<F3>      Toys "R" Us, Inc.                              7,987        123,399
           Viacom Inc. - Class B                         65,455      2,529,836
                                                                  ------------
                                                                    16,450,145
                                                                  ------------

CONSUMER STAPLES -- 15.6%
           Altria Group, Inc.                            76,574      4,240,668
           Anheuser-Busch Companies, Inc.                30,450      1,560,258
           Avon Products, Inc.                            8,800        739,200
           Campbell Soup Company                         15,348        424,065
           Coca-Cola Company                             91,476      4,625,941
           Colgate-Palmolive Company                     19,913      1,152,564
           Gillette Company                              37,627      1,539,697
           Heinz (H.J.) Company                          13,128        501,358
           PepsiCo, Inc.                                 64,000      3,487,360
           Procter & Gamble Company                      48,372      5,115,339
           Sara Lee Corporation                          29,574        682,568
           Wal-Mart Stores, Inc.                        161,908      9,228,756
                                                                  ------------
                                                                    33,297,774
                                                                  ------------

ENERGY -- 6.1%
           Baker Hughes Incorporated                     12,476        457,620
           El Paso Energy Corporation                    23,851        167,196
           Exxon Mobil Corporation                      245,304     10,437,685
           Halliburton Company                           16,362        487,588
           Schlumberger Limited                          22,019      1,288,772
#<F5>      Williams Companies, Inc.                      19,392        199,738
                                                                  ------------
                                                                    13,038,599
                                                                  ------------

FINANCIALS -- 20.4%
           The Allstate Corporation                      26,333      1,208,685
#<F5>      American Express Company                      48,156      2,357,236
           American International Group,  Inc.           97,610      6,993,757
           Bank One Corporation                          41,901      2,068,652
           Bank of America Corporation                   76,437      6,152,414
           Citigroup Inc.                               192,688      9,266,366
           The Goldman Sachs Group, Inc.                 18,084      1,749,627
           The Hartford Financial
             Services Group, Inc.                        10,856        663,084
           J.P. Morgan Chase & Co.                       76,989      2,894,786
#<F5>      Lehman Brothers Holdings Inc.                 10,397        763,140
           Merrill Lynch & Co., Inc.                     36,321      1,969,688
           Morgan Stanley                                41,052      2,109,662
           U.S. Bancorp                                  71,853      1,842,311
           Wells Fargo & Company                         63,294      3,573,579
                                                                  ------------
                                                                    43,612,987
                                                                  ------------

HEALTH CARE -- 13.6%
*<F3>      Amgen, Inc.                                   48,225      2,713,621
           Baxter International Inc.                     22,804        721,747
           Bristol-Myers Squibb Company                  72,566      1,821,407
           CIGNA Corporation                              5,220        336,742
#<F5>      HCA Inc.                                      18,504        751,818
           Johnson & Johnson                            111,006      5,997,654
*<F3>      MedImmune, Inc.                                9,297        225,359
           Medtronic, Inc.                               45,362      2,288,967
           Merck & Co., Inc.                             83,165      3,908,755
           Pfizer Inc.                                  285,201     10,198,788
                                                                  ------------
                                                                    28,964,858
                                                                  ------------

INDUSTRIALS -- 10.9%
           3M Co.                                        29,320      2,535,594
           The Boeing Company                            31,502      1,344,820
           Burlington Northern
             Santa Fe Corporation                        13,933        455,609
#<F5>      Delta Air Lines, Inc.                          4,814         29,943
           FedEx Corporation                             11,160        802,516
           General Dynamics Corporation                   7,384        691,290
+<F4>      General Electric Company                     381,514     11,426,344
           Honeywell International Inc.                  32,145      1,111,574
           Norfolk Southern Corporation                  14,547        346,510
           Raytheon Company                              15,538        501,256
           Rockwell Automation, Inc.                      7,038        230,072
           Tyco International Ltd.                       74,784      2,052,821
           United Technologies  Corporation              19,293      1,664,214
                                                                  ------------
                                                                    23,192,563
                                                                  ------------

INFORMATION TECHNOLOGY -- 17.1%
*<F3>      Cisco Systems, Inc.                          257,045      5,364,529
#<F5>*<F3> Computer Sciences Corporation                  7,003        286,493
*<F3>      EMC Corporation                               90,509      1,010,080
           Hewlett-Packard Company                      114,115      2,248,066
           Intel Corporation                            242,532      6,240,348
           International Business
             Machines Corporation                        63,598      5,607,436
           Lucent Technologies, Inc.                    159,317        536,898
           Microsoft Corporation                        403,818     10,487,153
*<F3>      National Semiconductor  Corporation            6,693        273,007
*<F3>      Oracle Corporation                           195,567      2,194,262
           Texas Instruments Inc.                        64,843      1,627,559
*<F3>      Unisys Corporation                            12,317        160,491
#<F5>      Xerox Corporation                             29,852        400,912
                                                                  ------------
                                                                    36,437,234
                                                                  ------------

MATERIALS -- 2.5%
           Alcoa Inc.                                    32,580      1,001,835
           Allegheny Technologies, Inc.                   3,063         31,304
#<F5>      Boise Cascade Corporation                      3,209        108,240
           Dow Chemical Company                          34,855      1,383,395
           DuPont (E.I.) de Nemours
             and Company                                 37,338      1,603,667
           International Paper Company                   18,002        725,841
           Weyerhaeuser Company                           8,162        483,190
                                                                  ------------
                                                                     5,337,472
                                                                  ------------

TELECOMMUNICATION -- 4.0%
#<F5>      AT&T Corp.                                    29,669        508,823
*<F3>      Nextel Communications, Inc.                   41,143        981,672
           SBC Communications, Inc.                     123,679      3,079,607
           Verizon Communications                       103,280      3,897,787
                                                                  ------------
                                                                     8,467,889
                                                                  ------------

UTILITIES -- 1.3%
*<F3>      The AES Corporation                           23,410        202,965
#<F5>      American Electric Power
             Company, Inc.                               14,711        447,803
           Entergy Corporation                            8,553        466,994
           Exelon Corporation                            12,278        821,889
#<F5>      Southern Company                              27,379        787,420
                                                                  ------------
                                                                     2,727,071
                                                                  ------------
Total Common Stocks
  (Cost $181,026,819)                                              211,526,592
                                                                  ------------

SHORT-TERM INVESTMENTS -- 3.5%

CERTIFICATE OF DEPOSIT -- 0.1%
\<F6>      CSFB Bank
             1.18%, due 08-06-2004                     $243,316        243,517
                                                                  ------------
                                                                       243,517
                                                                  ------------

MEDIUM TERM NOTES -- 0.3%
\<F6>      CSFB USA, Inc.
             1.58%, due 11-09-2004                      243,316        244,283
\<F6>      General Electric Cap Cr
             1.32%, due 09-24-2004                      243,316        243,647
\<F6>      Lehman Brothers
             1.15%, due 05-16-2005                      243,316        243,316
                                                                  ------------
                                                                       731,246
                                                                  ------------

MASTER NOTE -- 0.2%
\<F6>      Bear Stearns & Co
             1.21%, due 05-05-2004                      466,631        486,631
                                                                  ------------
                                                                       486,631
                                                                  ------------

REPURCHASE AGREEMENTS -- 2.7%
\<F6>      Bear Stearns & Co
             Triparty Repurchase Agreement
             1.183%, due 05-03-2004,
             Collateralized by FannieMae
             Strip, due 10-01-2033                    2,433,156      2,433,156
\<F6>      Dresdner Securities
             Triparty Repurchase Agreement
             1.11%, due 05-03-2004,
             collateralized by Morgan
             Stanley Medium Term Floating
             Rate Note, due 01-24-2005                2,433,156      2,433,156
\<F6>      Lehman Brothers
             Triparty Repurchase Agreement
             1.143%, due 05-03-2004,
             Collateralized by various asset
             backed securities, due 10-05-2005
             to 04-25-2033                              840,351        840,351
                                                                  ------------
                                                                     5,706,663
                                                                  ------------

MONEY MARKET -- 0.2%
           Highmark Diversified Money Market
             Fund, Fiduciary Shares                     384,618        384,618
                                                                  ------------
Total Short-Term Investments
  (Cost $7,552,675)                                                  7,552,675
                                                                  ------------
TOTAL INVESTMENTS -- 102.7%                                        219,079,267
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (3.3)%                                      (7,168,057)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.6%                                          1,352,979
                                                                  ------------
NET ASSETS -- 100.0%                                              $213,264,189
                                                                  ------------
                                                                  ------------

*<F3> Non-income producing.
+<F4> Designated as collateral against futures.
#<F5> Loaned securities.
\<F6> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.7%

AEROSPACE & DEFENSE -- 4.0%
           Goodrich Corporation                         149,335   $  4,299,355
           Lockheed Martin Corporation                  149,335      7,123,279
           Raytheon Company                             149,335      4,817,547
                                                                  ------------
                                                                    16,240,181
                                                                  ------------

BIOTECHNOLOGY -- 12.9%
*<F7>      Amgen, Inc.                                  149,335      8,403,080
#<F9>*<F7> Biogen Idec Inc                              149,335      8,810,765
#<F9>*<F7> Chiron Corporation                           149,335      6,929,144
#<F9>*<F7> Genentech, Inc.                              149,335     18,338,338
*<F7>      Genzyme Corporation -
             General Division                           149,335      6,505,033
*<F7>      MedImmune, Inc.                              149,335      3,619,880
                                                                  ------------
                                                                    52,606,240
                                                                  ------------

COMMUNICATIONS EQUIPMENT -- 10.1%
*<F7>      3Com Corporation                             149,335        919,904
#<F9>*<F7> ADC Telecommunications, Inc.                 149,335        373,337
*<F7>      Adaptec, Inc.                                149,335      1,167,800
#<F9>      Alcatel ADR                                  149,335      2,189,251
#<F9>*<F7> CIENA Corporation                            149,335        618,247
*<F7>      Cisco Systems, Inc.                          149,335      3,116,621
#<F9>      Corning Incorporated                         149,335      1,647,165
           Harris Corporation                           149,335      6,727,542
#<F9>*<F7> JDS Uniphase Corporation                     149,335        453,978
#<F9>*<F7> Juniper Networks, Inc.                       149,335      3,267,450
           Motorola, Inc.                               149,335      2,725,364
           Nokia Corp - ADR                             149,335      2,092,183
           Nortel Networks Corporation                  149,335        558,513
#<F9>      QUALCOMM Inc                                 149,335      9,327,464
           Scientific-Atlanta, Inc.                     149,335      4,836,961
#<F9>*<F7> Tellabs, Inc.                                149,335      1,303,695
                                                                  ------------
                                                                    41,325,475
                                                                  ------------

COMPUTERS & PERIPHERALS -- 10.2%
*<F7>      Apple Computer, Inc.                         149,335      3,842,390
*<F7>      Dell Computer Corporation                    149,335      5,183,418
*<F7>      EMC Corporation                              149,335      1,666,579
*<F7>      Gateway, Inc.                                149,335        719,795
           Hewlett-Packard Company                      149,335      2,941,899
+<F8>      International Business
             Machines Corporation                       149,335     13,166,867
#<F9>*<F7> NCR Corporation                              149,335      6,673,781
#<F9>*<F7> Network Appliance, Inc.                      149,335      2,780,618
#<F9>*<F7> Quantum Corporation -
             DLT & Storage Systems                      149,335        467,419
*<F7>      Storage Technology Corporation               149,335      3,923,030
*<F7>      Sun Microsystems, Inc.                       149,335        582,407
                                                                  ------------
                                                                    41,948,203
                                                                  ------------

ELECTRICAL EQUIPMENT -- 0.70%
#<F9>      American Power
             Conversion Corporation                     149,335      2,786,591
                                                                  ------------
                                                                     2,786,591
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.6%
*<F7>      Agilent Technologies,Inc.                    149,335      4,033,538
#<F9>*<F7> Coherent, Inc.                               149,335      3,651,241
#<F9>*<F7> Solectron Corporation                        149,335        731,742
           Symbol Technologies, Inc.                    149,335      1,792,020
           Tektronix, Inc.                              149,335      4,420,316
*<F7>      Thermo Electron Corporation                  149,335      4,360,582
                                                                  ------------
                                                                    18,989,439
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 10.2%
           Applera Corporation -
             Applied Biosystems Group                   149,335      2,773,151
#<F9>      Biomet, Inc.                                 149,335      5,898,732
*<F7>      Boston Scientific Corporation                149,335      6,151,109
           Medtronic, Inc.                              149,335      7,535,444
           Millipore Corporation                        149,335      7,829,634
*<F7>      St. Jude Medical, Inc.                       149,335     11,388,287
                                                                  ------------
                                                                    41,576,357
                                                                  ------------

INTERNET SOFTWARE & SERVICES -- 1.8%
*<F7>      Yahoo!, Inc.                                 149,335      7,535,444
                                                                  ------------
                                                                     7,535,444
                                                                  ------------

IT SERVICES -- 8.4%
           Automatic Data Processing, Inc.              149,335      6,542,366
#<F9>*<F7> Computer Sciences Corporation                149,335      6,109,295
*<F7>      DST System, Inc.                             149,335      6,593,140
#<F9>      Electronic Data Systems                      149,335      2,731,337
           First Data Corporation                       149,335      6,778,316
*<F7>      SunGard Data Systems, Inc.                   149,335      3,893,163
*<F7>      Unisys Corporation                           149,335      1,945,835
                                                                  ------------
                                                                    34,593,452
                                                                  ------------

MEDIA -- 0.6%
*<F7>      Time Warner Inc.                             149,335      2,511,815
                                                                  ------------
                                                                     2,511,815
                                                                  ------------

OFFICE ELECTRONICS -- 0.5%
#<F9>      Xerox Corporation                            149,335      2,005,569
                                                                  ------------
                                                                     2,005,569
                                                                  ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT -- 17.1%
#<F9>*<F7> Advanced Micro Devices, Inc.                 149,335      2,123,544
           Analog Devices, Inc.                         149,335      6,361,671
*<F7>      Applied Materials, Inc.                      149,335      2,722,377
*<F7>      Cypress Semiconductor Corporation            149,335      2,086,210
           Intel Corporation                            149,335      3,842,389
#<F9>*<F7> KLA-Tencor Corporation                       149,335      6,222,789
*<F7>      Kulicke & Soffa Industries, Inc.             149,335      1,482,897
*<F7>      LSI Logic Corporation                        149,335      1,111,052
#<F9>*<F7> Lam Research Corporation                     149,335      3,306,277
           Linear Technology Corporation                149,335      5,320,806
           Maxim Integrated Products, Inc.              149,335      6,867,917
#<F9>*<F7> Micron Technology, Inc.                      149,335      2,033,943
*<F7>      National Semiconductor Corporation           149,335      6,091,375
*<F7>      Novellus Systems, Inc.                       149,335      4,324,742
*<F7>      Standard Microsystems Corporation            149,335      3,560,146
#<F9>*<F7> Teradyne, Inc.                               149,335      3,043,447
           Texas Instruments Inc.                       149,335      3,748,308
*<F7>      Vitesse Semiconductors                       149,335        639,154
#<F9>      Xilinx, Inc.                                 149,335      5,022,136
                                                                  ------------
                                                                    69,911,180
                                                                  ------------

SOFTWARE -- 17.7%
           Adobe Systems, Inc.                          149,335      6,173,509
#<F9>      Autodesk, Inc.                               149,335      5,002,722
*<F7>      BEA Systems, Inc.                            149,335      1,703,912
*<F7>      BMC Software, Inc.                           149,335      2,583,495
#<F9>*<F7> Cadence Design Systems, Inc.                 149,335      1,914,475
#<F9>*<F7> Check Point Software Technologies Ltd.       149,335      3,498,919
#<F9>      Computer Associates International, Inc.      149,335      4,003,671
*<F7>      Compuware Corp                               149,335      1,142,413
#<F9>*<F7> Electronic Arts Inc.                         149,335      7,559,338
#<F9>*<F7> Mentor Graphics Corporation                  149,335      2,477,468
           Microsoft Corporation                        149,335      3,878,230
#<F9>*<F7> Network Associates                           149,335      2,341,573
*<F7>      Novell, Inc.                                 149,335      1,439,589
*<F7>      Oracle Corporation                           149,335      1,675,539
*<F7>      PeopleSoft, Inc.                             149,335      2,520,775
           SAP AG - ADR                                 149,335      5,567,209
*<F7>      Siebel Systems, Inc.                         149,335      1,535,164
*<F7>      Sybase, Inc.                                 149,335      2,553,628
*<F7>      Symantec Corporation                         149,335      6,727,542
*<F7>      Synopsys, Inc.                               149,335      3,991,725
*<F7>      VERITAS Software Corporation                 149,335      3,982,764
                                                                  ------------
                                                                    72,273,660
                                                                  ------------

WIRELESS TELECOMMUNICATIONS SERVICES -- 0.9%
*<F7>      Nextel Communications, Inc.                  149,335      3,563,133
                                                                  ------------
                                                                     3,563,133
                                                                  ------------
Total Common Stocks
  (Cost $584,445,632)                                              407,866,739
                                                                  ------------

SHORT-TERM INVESTMENTS -- 24.4%

CERTIFICATE OF DEPOSIT -- 0.8%
\<F10>     CSFB Bank
             1.18%, due 08-06-2004                   $3,330,024      3,332,775
                                                                  ------------
                                                                     3,332,775
                                                                  ------------

MEDIUM TERM NOTES -- 2.5%
\<F10>     CSFB USA, Inc.
             1.58%, due 11-09-2004                    3,330,024      3,343,265
\<F10>     General Electric Cap Cr
             1.32%, due 09-24-2004                    3,330,024      3,334,557
\<F10>     Lehman Brothers
             1.15%, due 05-16-2005                    3,330,024      3,330,024
                                                                  ------------
                                                                    10,007,846
                                                                  ------------

MASTER NOTE -- 1.6%
\<F10>     Bear Stearns & Co
             1.21%, due 05-05-2004                    6,660,049      6,660,049
                                                                  ------------
                                                                     6,660,049
                                                                  ------------

REPURCHASE AGREEMENTS -- 19.1%
\<F10>     Bear Stearns & Co
             Triparty Repurchase Agreement
             1.183%, due 05-03-2004,
             Collateralized by FannieMae Strip,
             due 10-01-2033                          33,300,244     33,300,244
\<F10>     Dresdner Securities
             Triparty Repurchase Agreement
             1.11%, due 05-03-2004,
             collateralized by Morgan Stanley
             Medium Term Floating Rate Note,
             due 01-24-2005                          33,300,244     33,300,244
\<F10>     Lehman Brothers
             Triparty Repurchase Agreement
             1.143%, due 05-03-2004,
             Collateralized by various asset
             backed securities, due 10-05-2005
             to 04-25-2033                           11,501,064     11,501,064
                                                                  ------------
                                                                    78,101,552
                                                                  ------------

MONEY MARKET -- 0.4%
           Highmark Diversified Money Market
             Fund, Fiduciary Shares                   1,568,116      1,568,116
                                                                  ------------
Total Short-Term Investments
  (Cost $99,670,338)                                                99,670,338
                                                                  ------------
TOTAL INVESTMENTS -- 124.1%                                        507,537,077
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (24.0)%                                    (98,102,222)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.1)%                                         (485,488)
                                                                  ------------
NET ASSETS -- 100.0%                                              $408,949,367
                                                                  ------------
                                                                  ------------

*<F7>  Non-income producing.
+<F8>  Designated as collateral against futures.
#<F9>  Loaned securities.
\<F10> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.8%

BIOTECHNOLOGY -- 15.4%
#<F12>*<F11> Affymetrix, Inc.                             4,767    $   145,679
*<F11>       Amgen, Inc.                                 37,710      2,121,942
*<F11>       Amylin Pharmaceuticals, Inc.                 6,915        154,896
#<F12>*<F11> Biogen Idec Inc.                            15,200        896,800
*<F11>       Celgene Corporation                          5,480        283,261
#<F12>*<F11> Cephalon, Inc.                               4,133        235,209
*<F11>       Charles River Laboratories
               International, Inc.                        3,677        169,142
*<F11>       Chiron Corporation                           7,191        333,662
#<F12>*<F11> Embrex, Inc.                                13,210        158,256
*<F11>       Gen-Probe Incorporated                       4,100        136,694
#<F12>*<F11> Genentech, Inc.                              9,608      1,179,862
*<F11>       Genzyme Corporation -
               General Division                          12,209        531,824
*<F11>       Gilead Sciences, Inc.                       10,741        653,375
*<F11>       Human Genome Sciences, Inc.                 10,948        133,566
#<F12>*<F11> ICOS Corporation                             4,647        148,658
#<F12>*<F11> IDEXX Laboratories, Inc.                     2,855        174,897
*<F11>       ImClone Systems Incorporated                 4,310        288,253
*<F11>       Invitrogen Corporation                       3,629        262,123
#<F12>*<F11> Martek Biosciences Corporation               1,660        105,393
*<F11>       MedImmune, Inc.                             15,736        381,441
*<F11>       Millennium Pharmaceuticals, Inc.            18,519        277,600
*<F11>       NPS Pharmaceuticals, Inc.                    3,420         85,671
*<F11>       Neurocrine Biosciences, Inc.                 2,797        183,567
*<F11>       Protein Design Labs, Inc.                    7,273        178,043
*<F11>       Techne Corporation                           3,475        135,386
                                                                   -----------
                                                                     9,355,200
                                                                   -----------

CHEMICALS -- 0.9%
             Monsanto Company                            14,853        513,765
                                                                   -----------
                                                                       513,765
                                                                   -----------

HEALTH CARE EQUIPMENT AND SUPPLIES -- 20.0%
             Alcon, Inc.                                  4,995        370,879
*<F11>       Apogent Technologies Inc.                    6,699        217,182
             Applera Corporation -
               Applied Biosystems Group                  14,322        265,960
#<F12>       Bausch & Lomb Incorporated                   5,309        333,564
             Baxter International Inc.                   28,377        898,132
             Beckman Coulter, Inc.                        4,520        252,397
             Becton Dickinson and Company                17,002        859,451
             Biomet, Inc.                                13,253        523,493
#<F12>*<F11> Boston Scientific Corporation               25,324      1,043,096
             C. R. Bard, Inc.                             3,376        358,768
*<F11>       Cytyc Corporation                            8,566        183,312
             DENTSPLY International, Inc.                 5,121        248,164
#<F12>*<F11> Edwards Lifesciences Corporation             4,878        168,096
#<F12>       Fisher Scientific International Inc.         4,490        262,889
             Guidant Corporation                         14,260        898,523
             Hillenbrand Industries, Inc.                 4,055        273,712
             Medtronic, Inc.                             40,950      2,066,337
*<F11>       Respironics, Inc.                            2,850        149,368
*<F11>       STERIS Corporation                           5,609        124,295
*<F11>       St. Jude Medical, Inc.                       8,912        679,629
             Stryker Corporation                          7,034        695,874
             Varian Medical Systems, Inc.                 4,322        371,000
*<F11>       Zimmer Holdings, Inc.                       11,342        905,659
                                                                   -----------
                                                                    12,149,780
                                                                   -----------

HEALTH CARE PROVIDERS AND SERVICES -- 20.5%
*<F11>       Accredo Health, Incorporated                 3,986        154,059
             Aetna Inc.                                  10,125        837,844
*<F11>       Andrx Group                                  5,755        131,674
#<F12>*<F11> Anthem, Inc.                                 6,187        548,044
#<F12>*<F11> Apria Healthcare Group Inc.                  4,454        128,453
             CIGNA Corporation                            7,378        475,955
#<F12>*<F11> Caremark Rx, Inc.                           21,296        720,870
#<F12>*<F11> Covance Inc.                                 5,042        170,117
*<F11>       Coventry Health Care, Inc.                   3,192        133,553
*<F11>       DaVita, Inc.                                 8,783        448,811
#<F12>*<F11> Express Scripts, Inc. - Class A              4,110        317,867
*<F11>       First Health Group Corp.                     1,898         31,697
#<F12>       HCA Inc.                                    20,986        852,661
#<F12>       Health Management Associates,
               Inc. - Class A                            15,959        369,132
*<F11>       Health Net Inc.                              7,170        182,405
*<F11>       Humana Inc.                                 27,212        443,283
#<F12>*<F11> Laboratory Corporation
               of America Holdings                        9,130        362,826
#<F12>       Lincare Holdings Inc.                        7,307        253,772
             Manor Care, Inc.                             6,548        212,417
*<F11>       Medco Health Solutions, Inc.                15,130        535,602
#<F12>       Omnicare, Inc.                               6,983        289,655
             Oxford Health Plans, Inc.                    4,680        254,779
*<F11>       PacifiCare Health Systems, Inc.             12,670        453,079
#<F12>*<F11> Patterson Dental Company                     3,878        285,809
*<F11>       Pharmaceutical Product
               Development, Inc.                          4,408        130,345
             Quest Diagnostics Incorporated               4,936        416,352
*<F11>       Renal Care Group, Inc.                       3,904        193,170
*<F11>       Service Corporation International           38,820        286,880
#<F12>*<F11> Tenet Healthcare Corporation                30,500        358,680
#<F12>*<F11> Triad Hospitals, Inc.                        5,880        199,979
             UnitedHealth Group Incorporated             22,068      1,356,710
             Universal Health Services,
               Inc. - Class B                             3,989        175,117
*<F11>       Wellpoint Health Networks Inc.               6,483        724,086
                                                                   -----------
                                                                    12,435,683
                                                                   -----------

PHARMACEUTICALS -- 43.0%
             Abbott Laboratories                         51,005      2,245,240
             Allergan, Inc.                               7,037        619,608
*<F11>       Barr Laboratories, Inc.                      6,018        249,265
             Bristol-Myers Squibb Company                69,612      1,747,261
             Eli Lilly and Company                       31,234      2,305,382
*<F11>       Forest Laboratories, Inc                    15,583      1,004,792
*<F11>       IVAX Corporation                            11,416        243,161
             Johnson & Johnson                           75,550      4,081,966
*<F11>       King Pharmaceuticals, Inc.                  16,633        286,919
             Medicis Pharmaceutical Corporation           4,292        184,213
             Merck & Co., Inc.                           64,560      3,034,320
             Mylan Laboratories Inc.                     16,661        381,703
             Perrigo Company                              6,000        129,420
             Pfizer Inc.                                162,246      5,801,917
*<F11>       Pharmaceutical Resources, Inc.               2,920        117,676
             Schering-Plough Corporation                 63,282      1,058,708
#<F12>*<F11> Sepracor Inc.                                5,839        279,163
*<F11>       Taro Pharmaceutical Industries Ltd.          1,050         45,413
             Valeant Pharmaceuticals International       10,986        253,777
*<F11>       Watson Pharmaceuticals, Inc.                 7,219        257,069
             Wyeth                                       46,543      1,771,892
                                                                   -----------
                                                                    26,098,865
                                                                   -----------
Total Common Stocks
  (Cost $56,008,427)                                                60,553,293
                                                                   -----------

SHORT-TERM INVESTMENTS -- 14.2%

CERTIFICATE OF DEPOSIT -- 0.5%
\<F13>       CSFB Bank
               1.18%, due 08-06-2004                 $  290,949        291,189
                                                                   -----------
                                                                       291,189
                                                                   -----------

MEDIUM TERM NOTES -- 1.4%
\<F13>       CSFB USA, Inc.
               1.58%, due 11-09-2004                    290,949        292,105
\<F13>       General Electric Cap Cr
               1.32%, due 09-24-2004                    290,949        291,345
\<F13>       Lehman Brothers
               1.15%, due 05-16-2005                    290,949        290,949
                                                                   -----------
                                                                       874,399
                                                                   -----------

MASTER NOTE -- 1.0%
\<F13>       Bear Stearns & Co
               1.21%, due 05-05-2004                    581,897        581,897
                                                                   -----------
                                                                       581,897
                                                                   -----------

REPURCHASE AGREEMENTS -- 11.2%
\<F13>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 05-03-2004,
               Collateralized by FannieMae Strip,
               due 10-01-2033                         2,909,485      2,909,485
\<F13>       Dresdner Securities
               Triparty Repurchase Agreement
               1.11%, due 05-03-2004, collateralized
               by Morgan Stanley Medium Term
               Floating Rate Note,
               due 01-24-2005                         2,909,485      2,909,485
\<F13>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 05-03-2004,
               Collateralized by various asset
               backed securities, due 10-05-2005
               to 04-25-2033                          1,004,863      1,004,863
                                                                   -----------
                                                                     6,823,833
                                                                   -----------

MONEY MARKET -- 0.1%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares             25,157         25,157
                                                                   -----------
Total Short-Term Investments
  (Cost $8,596,475)                                                  8,596,475
                                                                   -----------
TOTAL INVESTMENTS -- 114.0%                                         69,149,768
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (14.1)%                                     (8,571,318)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.1%                                            102,530
                                                                   -----------
NET ASSETS -- 100.0%                                               $60,680,980
                                                                   -----------
                                                                   -----------

*<F11> Non-income producing.
#<F12> Loaned securities.
\<F13> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.8%

CAPITAL MARKETS -- 17.9%
             Bank of New York Company, Inc.              19,509    $   568,492
#<F15>       The Bear Stearns Companies Inc.              4,727        378,822
             The Charles Schwab Corporation              27,698        285,012
*<F14>       E*TRADE Financial Corporation               10,210        115,986
             Fidelity National Financial, Inc.            4,200        153,720
             Franklin Resources, Inc.                     3,815        209,176
             The Goldman Sachs Group, Inc.                7,529        728,431
             J.P. Morgan Chase & Co.                     51,623      1,941,025
             Janus Capital Group, Inc.                    6,840        103,968
*<F14>       Knight Trading Group, Inc.                  16,190        188,128
#<F15>       Legg Mason, Inc.                             1,846        169,943
#<F15>       Lehman Brothers Holdings Inc.                6,999        513,727
             Mellon Financial Corporation                11,296        334,813
             Merrill Lynch & Co., Inc.                   23,644      1,282,214
             Morgan Stanley                              23,262      1,195,434
             Northern Trust Corporation                   5,549        234,612
             State Street Corporation                     8,713        425,194
             T. Rowe Price Group Inc.                     3,531        181,070
                                                                   -----------
                                                                     9,009,767
                                                                   -----------

COMMERCIAL BANKS -- 30.9%
             AmSouth Bancorporation                       9,535        209,961
             BB&T Corporation                            14,022        483,619
             Bank One Corporation                        26,112      1,289,149
             Bank of America Corporation                 43,276      3,483,285
             Banknorth Group, Inc.                        4,527        138,662
             Charter One Financial, Inc.                  6,036        201,421
             Comerica Incorporated                        4,371        225,675
             Commerce Bancorp, Inc.                       2,200        125,422
             Compass Bancshares, Inc.                     3,422        131,268
#<F15>       Fifth Third Bancorp                         11,920        639,627
             First Horizon National Corporation           3,476        152,805
#<F15>       Huntington Bancshares Incorporated           6,057        129,620
             KeyCorp                                     11,107        329,878
             M&T Bank Corporation                         2,498        212,330
             Marshall & Ilsley Corporation                5,685        209,037
             Mercantile Bankshares Corporation            2,261         97,042
             National City Corporation                   14,060        487,460
             National Commerce
               Financial Corporation                      5,679        151,005
#<F15>       North Fork Bancorporation, Inc.              4,164        154,568
             PNC Financial Services Group                 7,456        395,914
             Popular, Inc.                                3,358        141,036
             Regions Financial Corporation                6,045        209,822
             SouthTrust Corporation                       8,935        277,700
             SunTrust Banks, Inc.                         6,864        467,095
             Synovus Financial Corp.                      7,048        168,236
             TCF Financial Corporation                    1,887         93,501
             U.S. Bancorp                                45,340      1,162,517
#<F15>       Union Planters Corporation                   5,241        145,700
             Wachovia Corporation                        30,851      1,411,433
             Wells Fargo & Company                       37,698      2,128,429
             Zions Bancorporation                         2,568        145,143
                                                                   -----------
                                                                    15,598,360
                                                                   -----------

CONSUMER FINANCE -- 5.6%
#<F15>       American Express Company                    26,514      1,297,860
             Capital One Financial Corporation            6,038        395,670
             MBNA Corporation                            27,922        680,738
             SLM Corporation                             11,641        445,967
                                                                   -----------
                                                                     2,820,235
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES -- 10.8%
             The CIT Group, Inc.                          5,819        199,999
             Citigroup Inc.                             102,605      4,934,274
             Principal Financial Group, Inc.              8,665        305,875
                                                                   -----------
                                                                     5,440,148
                                                                   -----------

INSURANCE -- 21.4%
             ACE Limited                                  7,361        322,706
             AFLAC Inc                                   12,923        545,738
             The Allstate Corporation                    17,254        791,959
             Ambac Financial Group, Inc.                  2,909        200,721
             American International Group, Inc.          47,504      3,403,662
#<F15>       Aon Corporation                              7,513        195,789
             The Chubb Corporation                        4,905        338,445
             Cincinnati Financial Corporation             4,092        167,725
             Everest Re Group, Ltd.                       1,542        131,348
             The Hartford Financial
               Services Group, Inc.                       7,425        453,519
             Jefferson-Pilot Corporation                  3,802        188,541
             Lincoln National Corporation                 4,825        216,546
             Loews Corporation                            3,388        196,538
             MBIA, Inc.                                   3,859        227,257
             Marsh & McLennan Cos                        12,696        572,590
             MetLife, Inc.                                8,480        292,560
             Old Republic
               International Corporation                  4,728        109,784
             The Progressive Corporation                  4,929        431,386
#<F15>       Prudential Financial, Inc.                  13,666        600,484
             SAFECO Corporation                           3,897        170,650
             The St. Paul Travelers Companies, Inc.      16,605        675,325
             Torchmark Corporation                        3,117        162,209
#<F15>       UnumProvident Corporation                    7,468        116,127
             XL Capital Ltd. Class A                      3,652        278,830
                                                                   -----------
                                                                    10,790,439
                                                                   -----------

REAL ESTATE -- 3.3%
             Archstone Communities Trust                    745         20,435
             Avalonbay Communities, Inc.                  1,990         98,764
             Boston Properties, Inc.                      2,970        139,590
             Duke Realty Corporation                      3,562        103,868
             Equity Office Properties Trust              10,710        269,571
             Equity Residential                           7,522        206,554
             General Growth Properties, Inc.              5,950        161,304
             Plum Creek Timber Company, Inc.              5,036        148,864
             ProLogis Trust                               4,698        138,215
             Simon Property Group, Inc.                   4,784        230,637
             Vornado Realty Trust                         2,830        142,773
                                                                   -----------
                                                                     1,660,575
                                                                   -----------

THRIFTS AND MORTGAGE FINANCE -- 9.9%
             Corus Bankshares, Inc.                         950         35,863
             Countrywide Financial Corporation            7,168        425,062
#<F15>       Fannie Mae                                  20,254      1,391,855
             Freddie Mac                                 16,686        974,462
             Golden West Financial Corporation            3,446        362,209
             Greenpoint Financial Corp.                   3,198        124,722
             MGIC Investment Corporation                  2,682        197,449
             New York Community Bancorp, Inc.             6,650        166,716
             Radian Group Inc.                            2,628        122,228
             Sovereign Bancorp, Inc.                     16,307        325,814
#<F15>       Washington Mutual, Inc.                     21,626        851,848
                                                                   -----------
                                                                     4,978,228
                                                                   -----------
Total Common Stocks
  (Cost $47,352,756)                                                50,297,752
                                                                   -----------

SHORT-TERM INVESTMENTS -- 11.7%

CERTIFICATE OF DEPOSIT -- 0.4%
\<F16>       CSFB Bank
               1.18%, due 08-06-2004                 $  198,684        198,848
                                                                   -----------
                                                                       198,848
                                                                   -----------

MEDIUM TERM NOTES -- 1.2%
\<F16>       CSFB USA, Inc.
               1.58%, due 11-09-2004                    198,684        199,474
\<F16>       General Electric Cap Cr
               1.32%, due 09-24-2004                    198,684        198,954
\<F16>       Lehman Brothers
               1.15%, due 05-16-2005                    198,684        198,684
                                                                   -----------
                                                                       597,112
                                                                   -----------

MASTER NOTE -- 0.8%
\<F16>       Bear Stearns & Co
               1.21%, due 05-05-2004                    397,367        397,367
                                                                   -----------
                                                                       397,367
                                                                   -----------

REPURCHASE AGREEMENTS -- 9.2%
\<F16>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 05-03-2004,
               Collateralized by FannieMae Strip
               due 10-01-2033                         1,986,837      1,986,837
\<F16>       Dresdner Securities
               Triparty Repurchase Agreement
               1.11%, due 05-03-2004,
               collateralized by Morgan Stanley
               Medium Term Floating Rate Note,
               due 01-24-2005                         1,986,837      1,986,837
\<F16>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 05-03-2004,
               Collateralized by various asset
               backed securities, due 10-05-2005
               to 04-25-2033                            686,203        686,203
                                                                   -----------
                                                                     4,659,877
                                                                   -----------

MONEY MARKET -- 0.1%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares             49,463         49,463
                                                                   -----------
Total Short-Term Investments
  (Cost $5,902,667)                                                  5,902,667
                                                                   -----------
TOTAL INVESTMENTS -- 111.5%                                         56,200,419
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (11.6)%                                     (5,853,204)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.1%                                             53,205
                                                                   -----------
NET ASSETS -- 100.0%                                               $50,400,420
                                                                   -----------
                                                                   -----------

*<F14>  Non-income producing.
#<F15>  Loaned securities.
\<F16> Security purchased with cash received to collateralize loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                         NUMBER       MARKET
                                                       OF SHARES      VALUE
                                                       ---------      ------

MUTUAL FUNDS -- 99.3%
   Dow Jones U.S. Financial 100
     Plus Fund - Class F                                708,574    $ 7,758,886
   Dow Jones U.S. Health Care 100
     Plus Fund - Class F                                751,363      8,129,754
   PSE Tech 100 Index Fund - Class F                    379,573      7,610,424
                                                                   -----------
Total Mutual Funds
  (Cost $23,903,781)                                                23,499,064
                                                                   -----------
TOTAL INVESTMENTS -- 99.3%                                          23,499,064
OTHER ASSETS, LESS
  LIABILITIES -- 0.7%                                                  175,249
                                                                   -----------
NET ASSETS -- 100.0%                                               $23,674,313
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.9%

AUTOS & TRANSPORTATION -- 8.3%
             C. H. Robinson Worldwide, Inc.              29,500    $ 1,210,680
             Expeditors International
               of Washington, Inc.                       32,300      1,298,137
             Gentex Corporation                          30,900      1,215,297
#<F18>       Harley-Davidson, Inc.                       19,450      1,095,424
                                                                   -----------
                                                                     4,819,538
                                                                   -----------

CONSUMER DISCRETIONARY -- 32.4%
*<F17>       Bed Bath & Beyond Inc.                      34,000      1,262,080
#<F18>*<F17> Chico's FAS, Inc.                           28,200      1,148,586
*<F17>       Coach, Inc.                                 35,000      1,491,000
             The Corporate Executive
               Board Company                             18,000        929,700
*<F17>       Dick's Sporting Goods, Inc.                 38,000      1,024,860
*<F17>       Electronic Arts Inc.                        31,700      1,604,654
#<F18>       Fastenal Company                            30,340      1,664,756
*<F17>       Getty Images, Inc.                          15,350        838,110
#<F18>*<F17> O'Reilly Automotive, Inc.                   34,700      1,557,683
#<F18>*<F17> Panera Bread Company                        22,200        907,314
#<F18>       PETsMART, Inc/                              33,225        920,333
#<F18>*<F17> P.F. Chang's China Bistro, Inc.             17,200        840,392
#<F18>       Ruby Tuesday, Inc.                          49,500      1,481,040
*<F17>       Starbucks Corporation                       36,300      1,410,618
#<F18>       Whole Foods Market, Inc.                    20,600      1,647,794
                                                                   -----------
                                                                    18,728,920
                                                                   -----------

FINANCIAL SERVICES -- 12.3%
             Brown & Brown                               29,690      1,158,207
             Commerce Bancorp, Inc.                      16,500        940,665
#<F18>       FactSet Research Systems Inc.               21,000        834,960
#<F18>       Fair Isaac Corporation                      21,475        724,137
*<F17>       Fiserv, Inc.                                40,750      1,489,820
             SEI Investments Company                     20,500        605,160
*<F17>       SunGard Data Systems, Inc.                  51,930      1,353,815
                                                                   -----------
                                                                     7,106,764
                                                                   -----------

HEALTH CARE -- 20.3%
*<F17>       Coventry Health Care, Inc.                  14,500     $  606,680
*<F17>       Forest Laboratories, Inc.                   17,600      1,134,848
#<F18>       Health Management Associates,
               Inc. - Class A                            64,100      1,482,633
#<F18>*<F17> IDEXX Laboratories, Inc.                    25,000      1,531,500
#<F18>*<F17> Patterson Dental Company                    22,740      1,675,938
*<F17>       Stericycle, Inc.                            27,200      1,300,704
             Stryker Corporation                         18,000      1,780,740
             UnitedHealth Group Incorporated             12,760        784,485
             Varian Medical Systems, Inc.                16,300      1,399,192
                                                                   -----------
                                                                    11,696,720
                                                                   -----------

OTHER ENERGY -- 5.6%
             Apache Corporation                          28,080      1,175,710
#<F18>*<F17> BJ Services Company                         22,600      1,005,700
             XTO Energy, Inc.                            39,405      1,052,113
                                                                   -----------
                                                                     3,233,523
                                                                   -----------

PRODUCER DURABLES -- 3.2%
             Donaldson Company, Inc.                     41,800      1,146,574
*<F17>       Plantronics, Inc.                           18,875        716,306
                                                                   -----------
                                                                     1,862,880
                                                                   -----------

TECHNOLOGY -- 17.8%
             Adobe Systems, Inc.                         27,500      1,136,850
*<F17>       Amdocs Limited                              44,200      1,173,510
             CDW Corporation                             17,900      1,118,571
*<F17>       Citrix Systems, Inc.                        42,500        809,625
*<F17>       Cognizant Technology
               Solutions Corporation                     20,875        903,053
*<F17>       Intuit Inc.                                 19,200        815,424
#<F18>       L-3 Communications
               Holdings, Inc.                            23,000      1,420,020
             Linear Technology Corporation               30,300      1,079,589
#<F18>*<F17> Zebra Technologies Corporation              25,150      1,843,243
                                                                   -----------
                                                                    10,299,885
                                                                   -----------
Total Common Stocks
  (Cost $42,493,479)                                                57,748,230
                                                                   -----------

SHORT-TERM INVESTMENTS -- 37.2%

CERTIFICATE OF DEPOSIT -- 1.2%
\<F19>       CSFB Bank
               1.18%, due 08-06-2004                 $  723,091        723,688
                                                                   -----------
                                                                       723,688
                                                                   -----------

MEDIUM TERM NOTES -- 3.8%
\<F19>       CSFB USA, Inc.
               1.58%, due 11-09-2004                    723,092        725,966
\<F19>       General Electric Cap Cr
               1.32%, due 09-24-2004                    723,091        724,075
\<F19>       Lehman Brothers
               1.15%, due 05-16-2005                    723,091        723,091
                                                                   -----------
                                                                     2,173,132
                                                                   -----------

MASTER NOTE -- 2.5%
\<F19>       Bear Stearns & Co
               1.21%, due 05-05-2004                  1,446,182      1,446,182
                                                                   -----------
                                                                     1,446,182
                                                                   -----------

REPURCHASE AGREEMENTS -- 29.4%
\<F19>       Bear Stearns & Co
               Triparty Repurchase Agreement
               1.183%, due 05-03-2004,
               Collateralized by FannieMae Strip,
               due 10-01-2033                         7,230,909      7,230,909
\<F19>       Dresdner Securities
               Triparty Repurchase Agreement
               1.11%, due 05-03-2004,
               collateralized by Morgan Stanley
               Medium Term Floating Rate Note,
               due 01-24-2005                         7,230,909      7,230,909
\<F19>       Lehman Brothers
               Triparty Repurchase Agreement
               1.143%, due 05-03-2004,
               Collateralized by various asset
               backed securities, due 10-05-2005
               to 04-25-2033                          2,497,374      2,497,374
                                                                   -----------
                                                                    16,959,192
                                                                   -----------

MONEY MARKET -- 0.3%
             Highmark Diversified Money
               Market Fund, Fiduciary Shares            162,154        162,154
                                                                   -----------
Total Short-Term Investments
  (Cost $21,464,348)                                                21,464,348
                                                                   -----------
TOTAL INVESTMENTS -- 137.1%                                         79,212,578
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (36.9)%                                    (21,302,194)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.2)%                                              (133,682)
                                                                   -----------
NET ASSETS -- 100.0%                                               $57,776,702
                                                                   -----------
                                                                   -----------

*<F17>  Non-income producing
#<F18>  Loaned securities
\<F19> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

                                                                                             S&P          MOODY'S
                                                                                            RATING         RATING          MARKET
 PAR VALUE                         DESCRIPTION                                           (UNAUDITED)    (UNAUDITED)         VALUE
 ---------                         -----------                                            ----------     ----------        ------
LONG-TERM TAX-EXEMPT SECURITIES -- 96.8%

ALABAMA -- 6.6%
$1,000,000   The Board of Trustees of Alabama Agricultural and Mechanical University         AAA            Aaa        $ 1,059,700
             Revenue Bonds, Series 1998, 5.00%, due 11-01-2016
 1,000,000   City of Tuscaloosa, Alabama, General Obligation Bonds,                          AA-            Aa3          1,101,950
             Series 2000, 5.75%, due 01-01-2020

COLORADO -- 3.3%
 1,000,000   City of Westminster, Colorado, Sales and Use Tax Revenue Refunding and           AA             NR          1,097,880
             Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.5%
 1,000,000   City of New Haven, Connecticut General Obligation Bonds Issue                   AAA            Aaa          1,147,800
             of 2000, Series B, 5.75%, Prerefunded 11-01-09 at 101

ILLINOIS -- 7.8%
 1,000,000   Public Building Commission of Chicago Building Revenue Bonds                    AAA            Aaa          1,272,200
             Series A of 1990 (Board of Education of the City of Chicago),
             7.00%, due 01-01-2020
 1,000,000   Community Unit School District Number 116, Lake County, Illinois                AAA            Aaa          1,287,620
             (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 11.2%
 1,500,000   Indiana State Office Building Commission Capitol Complex Revenue                AAA            Aaa          1,907,250
             Bonds, Series 1990A (Senate Avenue Parking Facility),
             7.40%, due 07-01-2015
 1,500,000   The Indianapolis Local Public Improvement Bond Bank,                             AA             NR          1,784,775
             Series 1992D Bonds, 6.75%, due 02-01-2014

MAINE -- 3.1%
 1,000,000   Maine Turnpike Authority Special Obligation Refunding                           AAA            Aaa          1,035,000
             Bonds, Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.6%
 1,000,000   City of Springfield, Massachusetts, General Obligation State Qualified          AAA            Aaa          1,051,960
             Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018
 1,000,000   Town of Sterling, Massachusetts General Obligation School                        NR            Aaa          1,135,500
             Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 11.4%
   500,000   City of Detroit, Michigan, General Obligation Unlimited                         AAA            Aaa            537,075
             Tax, Series A-1, 5.375%, due 04-01-2017
 1,000,000   Dexter Community Schools Counties of Washtenaw and                              AAA            Aaa          1,070,210
             Livingston, State of MI, 1998 School Building and Site Bonds,
             (Unlimited Tax General Obligation), 5.10%, due 05-01-2018
 1,000,000   Board of Control of Northern Michigan University,                               AAA            Aaa          1,032,730
             General Revenue Bonds, Series 1997,  5.125%, due 12-01-2020
 1,000,000   Plainwell, Michigan, Community School District Building and                     AA+            Aaa          1,105,820
             Site Bond, General Obligation 5.50%, due 05-01-2015

MINNESOTA -- 3.3%
 1,000,000   Minnesota Public Facilities Authority Water Pollution                           AAA            Aaa          1,072,990
             Control Revenue Bonds, Series 2000A, 5.125%, due 03-01-2014

MISSOURI -- 5.1%
 1,000,000   State Environmental Improvement and Energy Resources Authority                   NR            Aaa          1,081,570
             (State of MO), Water Pollution Control & Drinking Water
             Revenue Bonds, Series 1999A, 5.25%, due 01-01-2014
   550,000   State Environmental Improvement and Energy Resources Authority                   NR            Aaa            611,501
             (State of MO), Water Pollution Control and Drinking Water
             Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015

OKLAHOMA -- 3.5%
 1,000,000   Tulsa Industrial Authority Revenue and Refunding Bonds,                         AAA            Aaa          1,162,930
             (The University of Tulsa) Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 5.4%
   700,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue                        AAA            Aaa            745,801
             Bonds, 5.50%, due 08-01-2014
 1,000,000   Public Auditorium Authority of Pittsburgh and Allegheny County                  AAA            Aaa          1,032,210
             (Allegheny County, PA), Hotel Room Excise Tax Revenue
             Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 3.1%
 1,000,000   City of Spartanburg, South Carolina, Water System                               AAA            Aaa          1,028,400
             Refunding Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 6.3%
 1,000,000   Harpeth Valley Utilities District of Davidson and                               AAA            Aaa          1,038,780
             Williamson Counties, TN, Utilities Improvement Revenue
             Bonds, Series 1998, 5.05%, due 09-01-2020
 1,000,000   Shelby County, Tennessee, General Obligation Public Improvement                 AA+            AA2          1,026,910
             and School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 6.5%
 1,000,000   City of San Antonio, Texas, (Bexar County), Water System                        AA-            AA3          1,121,610
             Revenue and Refunding Bonds, Series 1999, 5.75%, due 05-15-2013
 1,000,000   Texas Water Development Board State Revolving Fund Senior                       AAA            Aaa          1,027,230
             Lien Revenue Bonds, Program Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.2%
 1,000,000   The City of Seattle, Washington, Water System Revenue Bonds, 1999,               AA            Aa2          1,068,400
             5.25%, due 03-01-2013

WISCONSIN -- 3.6%
 1,000,000   Marinette County, Wisconsin, General Obligation Refunding                        NR            Aaa          1,174,960
             Bonds, 6.50%, due 09-01-2018

WYOMING -- 3.3%
 1,000,000   The Trustees of the University of Wyoming Facilities Improvement                AAA            Aaa          1,078,870
             and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                           -----------

Total Long-Term Tax-Exempt Securities (Cost: $30,029,092)                                                               31,899,632
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 2.1%

DEMAND NOTE -- 1.5%
   500,000   Pacific Housing & Finance Agency, CA                                                                          500,000
             1.15%, Weekly Reset, due 02-01-2007

MONEY MARKET -- 0.6%
   206,788   AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                                          206,788
                                                                                                                       -----------
Total Short-Term Investments (Cost: $706,788)                                                                              706,788
                                                                                                                       -----------
TOTAL INVESTMENTS -- 98.9%                                                                                              32,606,420
OTHER ASSETS LESS LIABILITIES -- 1.1%                                                                                      368,800
                                                                                                                       -----------
NET ASSETS -- 100.0%                                                                                                   $32,975,220
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

    PRINCIPAL                                                                          INTEREST                          MARKET
     AMOUNT                  DESCRIPTION                                                 RATE           MATURITY         VALUE
    ---------                -----------                                               --------         --------         ------
U.S.GOVERNMENT AND AGENCY OBLIGATIONS -- 97.4%

U.S. GOVERNMENT OBLIGATIONS -- 76.7%
        $  350,000    U.S. Treasury Note                                                10.375%         11/15/09       $   366,570
#<F20>     750,000    U.S. Treasury Note                                                 3.125%         04/15/09           733,741
           500,000    U.S. Treasury Note                                                 5.625%         05/15/08           543,496
           750,000    U.S. Treasury Note                                                 2.625%         05/15/08           730,723
#<F20>   1,100,000    U.S. Treasury Note                                                 3.000%         11/15/07         1,097,637
#<F20>   2,000,000    U.S. Treasury Note                                                 3.250%         08/15/07         2,017,188
           550,000    U.S. Treasury Note                                                 6.625%         05/15/07           609,447
#<F20>   1,650,000    U.S. Treasury Note                                                 4.375%         05/15/07         1,721,092
#<F20>   1,300,000    U.S. Treasury Note                                                 2.250%         02/15/07         1,282,836
#<F20>   1,200,000    U.S. Treasury Note                                                 3.500%         11/15/06         1,225,501
         1,100,000    U.S. Treasury Note                                                 2.375%         08/15/06         1,097,121
         1,100,000    U.S. Treasury Note                                                 4.625%         05/15/06         1,149,716
#<F20>   1,400,000    U.S. Treasury Note                                                 2.000%         05/15/06         1,391,032
           250,000    U.S. Treasury Note                                                 1.875%         12/31/05           249,073
           800,000    U.S. Treasury Note                                                 5.750%         11/15/05           845,126
         1,200,000    U.S. Treasury Note                                                 1.625%         04/30/05         1,200,563
#<F20>     500,000    U.S. Treasury Note                                                 1.625%         03/31/05           500,566
           650,000    U.S. Treasury Note                                                 1.750%         12/31/04           652,057
           700,000    U.S. Treasury Note                                                 7.875%         11/15/04           724,746
         1,800,000    U.S. Treasury Note                                                 5.875%         11/15/04         1,844,649
           500,000    U.S. Treasury Note                                                 2.125%         10/31/04           502,402
                                                                                                                       -----------
Total U.S. Government Obligations                                                                                       20,485,282
                                                                                                                       -----------

AGENCY OBLIGATIONS -- 20.7%
Government National Mortgage Association
           905,289    Series 2003-7, Class ON                                            4.000%         01/16/28           923,251
            84,271    Pool 497338                                                        6.000%         12/15/18            86,517
           735,454    Pool 3385                                                          5.500%         05/20/18           757,452
           273,870    Pool 427544                                                        6.000%         12/15/16           287,571
           174,272    Pool 3088                                                          6.500%         05/20/16           184,920
            96,107    Pool 3077                                                          7.000%         04/20/16           102,713
           161,982    Pool 2871                                                          5.500%         12/20/14           167,462
           375,795    Pool 416456                                                        6.000%         12/15/13           395,577
           345,044    Pool 780852                                                        6.500%         09/15/13           367,661

Small Business Association
         1,022,006    Pool 505364                                                        3.875%a<F22>   08/25/20         1,086,885
           130,051    Pool 504847                                                        3.875%a<F22>   12/25/11           135,314
           514,100    Pool 505484                                                        4.375%b<F23>   12/25/10           539,871

Federal Home Loan Mortgage Corporation
           491,000    PAC Series 20, Class H                                             5.500%         10/25/23           504,608
                                                                                                                       -----------
Total Agency Obligations                                                                                                 5,539,802
                                                                                                                       -----------
Total U.S. Government and Agency Obligations (Cost $25,957,076)                                                         26,025,084
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 20.9%

CERTIFICATE OF DEPOSIT -- 0.7%
\<F21>     176,736    CSFB Bank 1.18%, due 08-06-2004                                                                      176,882
                                                                                                                       -----------
                                                                                                                           176,882
                                                                                                                       -----------

MEDIUM TERM NOTES -- 2.0%
\<F21>     176,736    CSFB USA, Inc. 1.58%, due 11-09-2004                                                                 177,438
\<F21>     176,736    General Electric Cap Cr 1.32%, due 09-24-2004                                                        176,976
\<F21>     176,736    Lehman Brothers 1.15%, due 05-16-2005                                                                176,736
                                                                                                                       -----------
                                                                                                                           531,150
                                                                                                                       -----------

MASTER NOTE -- 1.3%
\<F21>     353,471    Bear Stearns & Co 1.21%, due 05-05-2004                                                              353,471
                                                                                                                       -----------
                                                                                                                           353,471
                                                                                                                       -----------

REPURCHASE AGREEMENTS -- 15.5%
\<F21>   1,767,356    Bear Stearns & Co Triparty Repurchase Agreement 1.183%, due 05-03-2004,
                        collateralized by FannieMae Strip, due 10-01-2033                                                1,767,356
\<F21>   1,767,356    Dresdner Securities Triparty Repurchase Agreement 1.11%, due 05-03-2004,
                        collateralized by Morgan Stanley Medium Term Floating Rate Note, due 01-24-2005                  1,767,356
\<F21>     610,400    Lehman Brothers Triparty Repurchase Agreement 1.143%, due 05-03-2004,
                        collateralized by various assets backed securities, due 10-05-2005 to 04-25-2033                   610,400
                                                                                                                       -----------
                                                                                                                         4,145,112
                                                                                                                       -----------

MONEY MARKET -- 1.4%
           364,762    Highmark 100% Treasury Money Market Fund Fiduciary Shares                                            364,762
                                                                                                                       -----------
Total Short-Term Investments (Cost $5,571,377)                                                                           5,571,377
                                                                                                                       -----------
TOTAL INVESTMENTS -- 118.3%                                                                                             31,596,461
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (19.5)%                                                                  (5,206,615)
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.2%                                                                               324,415
                                                                                                                       -----------
NET ASSETS -- 100.0%                                                                                                   $26,714,261
                                                                                                                       -----------
                                                                                                                       -----------

<F20>     Loaned securities.
<F21>     Security purchased with cash received to collateralize loaned securities.
<F22>     Variable rate at prime less 0.125%, reset calendar quarters.
<F23>     Variable rate at prime plus 0.375%, reset calendar quarters.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2004 (UNAUDITED)

                                                                                                        DOW JONES      DOW JONES
                                                                                                           U.S.           U.S.
                                                                         S&P 100       PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                          INDEX            INDEX         100 PLUS       100 PLUS
                                                                         -------       ------------    -----------     ---------
ASSETS:
Investments:
   Cost basis of investments                                          $188,579,494     $684,115,970     $64,604,902    $53,255,423
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
   Long-term investments in securities                                $211,526,592     $407,866,739     $60,553,293    $50,297,752
   Short-term investments                                                7,552,675       99,670,338       8,596,475      5,902,667
                                                                      ------------     ------------     -----------    -----------
       Total investments (See Schedule of Investments)                 219,079,267      507,537,077      69,149,768     56,200,419
                                                                      ------------     ------------     -----------    -----------
Receivables:
   Capital shares sold                                                     647,068          764,737         465,325        439,656
   Dividends and interest                                                  262,801           47,451          37,703         94,583
   Investments sold                                                      1,012,361               --          47,038        608,258
   Due from advisor                                                             --               --          12,350          7,010
                                                                      ------------     ------------     -----------    -----------
       Total receivables                                                 1,922,230          812,188         562,416      1,149,507
                                                                      ------------     ------------     -----------    -----------
Other assets                                                                18,049           28,321          31,284         27,916
                                                                      ------------     ------------     -----------    -----------
   Total assets                                                       $221,019,546     $508,377,586     $69,743,468    $57,377,842
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2004 (UNAUDITED)

                                                                                                        DOW JONES      DOW JONES
                                                                                                           U.S.           U.S.
                                                                         S&P 100       PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                          INDEX            INDEX         100 PLUS       100 PLUS
                                                                         -------       ------------    -----------     ---------
LIABILITIES:
Payables:
   Capital shares redeemed                                            $    243,361     $    733,617     $    19,795    $    17,845
   Management fees                                                          71,244          106,805          26,985         22,938
   Administration fees                                                      18,014           35,345           4,906          4,171
   Distribution and shareholder servicing fees                              86,002          170,989          25,305         20,589
   Other accrued expenses                                                  160,505          259,441          37,115         37,031
   Collateral on securities loaned at market value                       7,168,057       98,102,222       8,571,318      5,853,204
   Investments purchased                                                     1,374               --         250,912        772,381
   Line of credit                                                               --               --         126,000        249,000
   Margin variation                                                          6,800           19,800              --             --
   Other liabilities                                                            --               --             152            263
                                                                      ------------     ------------     -----------    -----------
       Total liabilities                                                 7,755,357       99,428,219       9,062,488      6,977,422
                                                                      ------------     ------------     -----------    -----------
Net Assets:
   Capital stock                                                       186,180,442      592,905,483      56,065,676     47,434,594
   Undistributed net investment income (loss)                              408,468       (1,908,783)       (130,555)        79,394
   Undistributed net realized gains (losses) on investments             (3,810,231)      (5,411,180)        200,993        (58,564)
   Net unrealized appreciation (depreciation) on investments            30,485,510     (176,636,153)      4,544,866      2,944,996
                                                                      ------------     ------------     -----------    -----------
       Total net assets                                                213,264,189      408,949,367      60,680,980     50,400,420
                                                                      ------------     ------------     -----------    -----------
       Total liabilities and net assets                               $221,019,546     $508,377,586     $69,743,468    $57,377,842
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                    $148,687,738     $273,084,634     $28,842,375    $24,139,892
   Shares Outstanding                                                    4,850,923       13,633,964       2,667,236      2,209,441
   Redemption and Reinvestment Price                                  $      30.65     $      20.03     $     10.81    $     10.93
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
   Offering Price                                                     $      32.35     $      21.14     $     11.41    $     11.54
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
Class B
   Net Asset Value                                                    $ 50,130,910     $101,258,004     $13,887,209    $10,365,700
   Shares Outstanding                                                    1,672,983        5,300,670       1,312,919        952,606
   Offering, Redemption and Reinvestment Price                        $      29.96     $      19.10     $     10.58    $     10.88
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
Class C
   Net Asset Value                                                    $ 14,445,541     $ 26,997,787     $ 9,820,553    $ 8,139,063
   Shares Outstanding                                                      479,570        1,388,215         927,716        750,189
   Offering, Redemption and Reinvestment Price                        $      30.12     $      19.45     $     10.59    $     10.85
                                                                      ------------     ------------     -----------    -----------
                                                                      ------------     ------------     -----------    -----------
Class F
   Net Asset Value                                                                     $  7,608,942     $ 8,130,843    $ 7,755,765
   Shares Outstanding                                                                       379,573         751,363        708,574
   Offering, Redemption and Reinvestment Price                                         $      20.05     $     10.82    $     10.95
                                                                                       ------------     -----------    -----------
                                                                                       ------------     -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2004 (UNAUDITED)

                                                                        STRATEGIC         MANAGED
                                                                       ALLOCATION         GROWTH        TAX-EXEMPT     GOVERNMENT
                                                                       ----------         -------       ----------     ----------
ASSETS:
Investments:
   Cost basis of investments                                           $23,903,781      $63,957,827     $30,735,880    $31,528,453
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------
   Long-term investments in securities                                 $23,499,064      $57,748,230     $31,899,632    $26,025,084
   Short-term investments                                                       --       21,464,348         706,788      5,571,377
                                                                       -----------      -----------     -----------    -----------
       Total investments (See Schedule of Investments)                  23,499,064       79,212,578      32,606,420     31,596,461
                                                                       -----------      -----------     -----------    -----------
Cash                                                                        96,545               --              --             --
Receivables:
   Capital shares sold                                                     536,161           27,575              97         20,316
   Dividends and interest                                                       --            5,268         511,103        315,882
   Investments sold                                                             --               --              --        105,714
   Due from advisor                                                          9,002               --              --          1,161
                                                                       -----------      -----------     -----------    -----------
       Total receivables                                                   545,163           32,843         511,200        443,073
                                                                       -----------      -----------     -----------    -----------
Other assets                                                                80,056           15,885           2,047          7,677
                                                                       -----------      -----------     -----------    -----------
   Total assets                                                        $24,220,828      $79,261,306     $33,119,667    $32,047,211
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2004 (UNAUDITED)

                                                                        STRATEGIC         MANAGED
                                                                       ALLOCATION         GROWTH        TAX-EXEMPT     GOVERNMENT
                                                                       ----------         -------       ----------     ----------
LIABILITIES:
Payables:
   Capital shares redeemed                                             $    25,268      $    84,653     $    55,163    $    68,493
   Distributions to shareholders                                                --               --          30,553          8,478
   Management fees                                                           1,801           36,346          16,427         13,404
   Administration fees                                                       1,801            4,846           2,738          2,234
   Distribution and shareholder servicing fees                              11,657           25,069           6,847          7,855
   Other accrued expenses                                                    9,173           31,496          32,719         25,119
   Collateral on securities loaned at market value                              --       21,302,194              --      5,206,615
   Investments purchased                                                   496,815               --              --             --
   Other liabilities                                                            --               --              --            752
                                                                       -----------      -----------     -----------    -----------
       Total liabilities                                                   546,515       21,484,604         144,447      5,332,950
                                                                       -----------      -----------     -----------    -----------
NET ASSETS:
   Capital stock                                                        24,130,183       47,756,372      34,092,161     28,856,905
   Undistributed net investment income (loss)                              (51,153)        (395,725)         20,199        (31,558)
   Undistributed net realized losses on investments                             --       (4,838,696)     (3,007,680)    (2,179,094)
   Net unrealized appreciation (depreciation) on investments              (404,717)      15,254,751       1,870,540         68,008
                                                                       -----------      -----------     -----------    -----------
       Total net assets                                                 23,674,313       57,776,702      32,975,220     26,714,261
                                                                       -----------      -----------     -----------    -----------
       Total liabilities and net assets                                $24,220,828      $79,261,306     $33,119,667    $32,047,211
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                     $10,821,352      $37,167,335     $32,975,220    $23,259,113
   Shares Outstanding                                                    1,041,321        2,784,310       3,558,057      2,469,788
   Redemption and Reinvestment Price                                   $     10.39      $     13.35     $      9.27    $      9.42
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------
   Offering Price                                                      $     10.97      $     14.09     $      9.61    $      9.76
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------
Class B
   Net Asset Value                                                     $ 7,368,408      $15,496,207                    $ 1,494,294
   Shares Outstanding                                                      711,424        1,205,046                        158,563
   Offering, Redemption and Reinvestment Price                         $     10.36      $     12.86                    $     9.42
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------
Class C
   Net Asset Value                                                     $ 5,484,553      $ 5,113,160                    $ 1,960,854
   Shares Outstanding                                                      529,321          393,019                        207,931
   Offering, Redemption and Reinvestment Price                         $     10.36      $     13.01                    $     9.43
                                                                       -----------      -----------     -----------    -----------
                                                                       -----------      -----------     -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                                                        DOW JONES      DOW JONES
                                                                                                           U.S.           U.S.
                                                                         S&P 100       PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                          INDEX            INDEX         100 PLUS       100 PLUS
                                                                         -------       ------------    -----------     ----------
INVESTMENT INCOME:
Dividends                                                              $1,984,235       $  615,697      $  271,023      $558,943
Interest                                                                    1,728            5,603             160           161
Security lending income                                                    17,874          124,506           6,819         5,739
                                                                       ----------       ----------      ----------      --------
   Total investment income                                              2,003,837          745,806         278,002       564,843
                                                                       ----------       ----------      ----------      --------
EXPENSES:
Investment advisory fees                                                  433,568          632,979         141,482       122,645
Custodian fees                                                             12,717           23,919           3,147         2,432
Transfer agent fees                                                       210,175          476,535          75,360        65,645
Accounting fees                                                            47,369           57,235          19,350        17,511
Distribution and shareholder servicing fees
   Class A                                                                192,569          346,667          32,351        29,049
   Class B                                                                259,188          538,678          64,845        50,357
   Class C                                                                 61,983          129,209          45,071        38,794
Professional fees                                                          41,896           70,618          12,642        12,122
Registration                                                                2,580            2,580           9,969        10,622
Communication                                                              31,008           46,126          14,845         8,106
Director fees                                                              22,793           38,474           4,745         3,789
Administration fees                                                       109,629          208,071          25,724        22,299
Other expense                                                              32,489           88,571          17,380        17,727
                                                                       ----------       ----------      ----------      --------
   Total expenses                                                       1,457,964        2,659,662         466,911       401,098
                                                                       ----------       ----------      ----------      --------
Less advisor reimbursement                                                     --               --         (58,354)      (52,102)
Less broker reimbursement                                                      --           (5,073)             --            --
                                                                       ----------       ----------      ----------      --------
   Net expenses                                                         1,457,964        2,654,589         408,557       348,996
                                                                       ----------       ----------      ----------      --------
NET INVESTMENT INCOME (LOSS)                                              545,873       (1,908,783)       (130,555)      215,847
                                                                       ----------       ----------      ----------      --------
NET REALIZED GAINS ON INVESTMENTS                                       1,683,624        8,897,863         355,617       231,954
NET UNREALIZED APPRECIATION ON INVESTMENTS                              6,931,839        2,259,331       5,118,190       534,080
                                                                       ----------       ----------      ----------      --------
   Net gains on investments                                             8,615,463       11,157,194       5,473,807       766,034
                                                                       ----------       ----------      ----------      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $9,161,336       $9,248,411      $5,343,252      $981,881
                                                                       ----------       ----------      ----------      --------
                                                                       ----------       ----------      ----------      --------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF OPERATIONS (CONTINUED)
              FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                        STRATEGIC         MANAGED
                                                                    ALLOCATION#<F24>      GROWTH        TAX-EXEMPT     GOVERNMENT
                                                                    ----------------      -------       ----------     ----------
INVESTMENT INCOME:
Dividends                                                               $  10,816       $   90,077      $      --      $      --
Interest                                                                       --              844        762,823        368,331
Security lending income                                                        --           17,128             --          5,016
                                                                        ---------       ----------      ---------      ---------
   Total investment income                                                 10,816          108,049        762,823        373,347
                                                                        ---------       ----------      ---------      ---------
EXPENSES:
Investment advisory fees                                                    5,161          208,414        102,080         82,407
Custodian fees                                                                492            3,962          2,404          2,591
Transfer agent fees                                                         4,917           57,074         15,025         19,401
Accounting fees                                                             7,673           20,493         14,993         13,353
Distribution and shareholder servicing fees
   Class A                                                                  5,884           44,436         42,283         30,401
   Class B                                                                 15,624           74,124             --          3,399
   Class C                                                                 11,637           24,811             --         11,593
Professional fees                                                           4,484           14,032          8,950          9,728
Registration                                                                  672            5,361          1,032          1,974
Communication                                                               1,629           12,895          1,409          2,638
Director fees                                                                 645            4,699          3,705          3,270
Administration fees                                                         5,161           27,788         17,015         13,735
Deferred organization costs                                                25,668               --             --             --
Other expense                                                                 617            5,685          7,179          5,168
                                                                        ---------       ----------      ---------      ---------
   Total expenses                                                          90,264          503,774        216,075        199,658
                                                                        ---------       ----------      ---------      ---------
Less advisor reimbursement                                                (28,295)              --             --         (4,642)
                                                                        ---------       ----------      ---------      ---------
   Net expenses                                                            61,969          503,774        216,075        195,016
                                                                        ---------       ----------      ---------      ---------
NET INVESTMENT INCOME (LOSS)                                              (51,153)        (395,725)       546,748        178,331
                                                                        ---------       ----------      ---------      ---------
NET REALIZED GAINS ON INVESTMENTS                                              --          332,186        163,460         28,653
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                (404,717)       2,969,417       (558,086)      (217,364)
                                                                        ---------       ----------      ---------      ---------
   Net gains (losses) on investments                                     (404,717)       3,301,603       (394,626)      (188,711)
                                                                        ---------       ----------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(455,870)      $2,905,878      $ 152,122      $ (10,380)
                                                                        ---------       ----------      ---------      ---------
                                                                        ---------       ----------      ---------      ---------

#<F24>  Commencement of operations December 10, 2003.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                                                        DOW JONES      DOW JONES
                                                                                                           U.S.           U.S.
                                                                         S&P 100       PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                          INDEX            INDEX         100 PLUS       100 PLUS
                                                                        --------       ------------    -----------     ---------
OPERATIONS:
Net investment income (loss)                                          $    545,873     $ (1,908,783)   $  (130,555)    $   215,847
Net realized gains on investments                                        1,683,624        8,897,863        355,617         231,954
Net unrealized appreciation on investments                               6,931,839        2,259,331      5,118,190         534,080
                                                                      ------------     ------------    -----------     -----------
       Net increase in net assets resulting from operations              9,161,336        9,248,411      5,343,252         981,881
                                                                      ------------     ------------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                              (1,134,678)              --             --        (188,272)
   Class B                                                                 (41,063)              --             --         (27,789)
   Class C                                                                 (15,279)              --             --         (24,108)
   Class F                                                                      --               --             --         (10,816)
                                                                      ------------     ------------    -----------     -----------
       Total distributions                                              (1,191,020)              --             --        (250,985)
                                                                      ------------     ------------    -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                             11,191,196       62,723,234     19,717,728      18,753,624
Net asset value of shares issued in distributions                        1,089,160               --             --         232,870
Cost of shares redeemed                                                (19,450,243)     (49,940,847)    (4,526,795)     (4,432,307)
                                                                      ------------     ------------    -----------     -----------
       Net increase (decrease) in net assets
         from capital share transactions                                (7,169,887)      12,782,387     15,190,933      14,554,187
                                                                      ------------     ------------    -----------     -----------
       Total increase                                                      800,429       22,030,798     20,534,185      15,285,083
                                                                      ------------     ------------    -----------     -----------
NET ASSETS:
Balance at beginning of period                                         212,463,760      386,918,569     40,146,795      35,115,337
                                                                      ------------     ------------    -----------     -----------
Balance at end of period                                              $213,264,189     $408,949,367    $60,680,980     $50,400,420
                                                                      ------------     ------------    -----------     -----------
                                                                      ------------     ------------    -----------     -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
              FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                        STRATEGIC         MANAGED
                                                                    ALLOCATION#<F25>      GROWTH        TAX-EXEMPT     GOVERNMENT
                                                                    ----------------      -------       ----------     ----------
OPERATIONS:
Net investment income (loss)                                          $   (51,153)     $  (395,725)     $   546,748    $   178,331
Net realized gains on investments                                              --          332,186          163,460         28,653
Net unrealized appreciation (depreciation) on investments                (404,717)       2,969,417         (558,086)      (217,364)
                                                                      -----------      -----------      -----------    -----------
       Net increase (decrease) in net assets
         resulting from operations                                       (455,870)       2,905,878          152,122        (10,380)
                                                                      -----------      -----------      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                                     --               --         (535,566)      (179,626)
   Class B                                                                     --               --               --         (2,519)
   Class C                                                                     --               --               --         (8,074)
                                                                      -----------      -----------      -----------    -----------
       Total distributions                                                     --               --         (535,566)      (190,219)
                                                                      -----------      -----------      -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                            24,546,276        6,393,818          360,304      2,134,602
Net asset value of shares issued in distributions                              --               --          348,945        136,770
Cost of shares redeemed                                                  (416,093)      (4,159,063)      (1,336,694)    (4,084,891)
                                                                      -----------      -----------      -----------    -----------
       Net increase (decrease) in net assets
         from capital share transactions                               24,130,183        2,234,755         (627,445)    (1,813,519)
                                                                      -----------      -----------      -----------    -----------
       Total increase (decrease)                                       23,674,313        5,140,633       (1,010,889)    (2,014,118)
                                                                      -----------      -----------      -----------    -----------
NET ASSETS:
Balance at beginning of period                                                 --       52,636,069       33,986,109     28,728,379
                                                                      -----------      -----------      -----------    -----------
Balance at end of period                                              $23,674,313      $57,776,702      $32,975,220    $26,714,261
                                                                      -----------      -----------      -----------    -----------
                                                                      -----------      -----------      -----------    -----------

#<F25>  Commencement of operations December 10, 2003.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                  DOW JONES    DOW JONES
                                                                    U.S.          U.S.
                                     S&P 100      PSE TECH 100   HEALTH CARE   FINANCIAL      MANAGED
                                      INDEX          INDEX        100 PLUS      100 PLUS       GROWTH     TAX-EXEMPT    GOVERNMENT
                                     -------      ------------   -----------   ---------      -------     ----------    ----------
OPERATIONS:
Net investment
  income (loss)                   $  1,153,872   $ (3,167,430)  $  (148,535)  $   241,478   $  (600,688) $ 1,153,400   $   665,996
Net realized gains (losses)
  on investments                        22,663    (10,863,647)     (103,519)     (230,956)   (1,639,287)     123,271       361,663
Net unrealized appreciation
  (depreciation)
  on investments                    28,740,767    130,557,465     4,675,058     5,570,156    10,221,130      282,031      (772,117)
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
       Net increase in net
         assets resulting
         from operations            29,917,302    116,526,388     4,423,004     5,580,678     7,981,155    1,558,702       255,542
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income
   Class A                            (743,662)            --            --      (146,827)           --   (1,161,199)     (735,700)
   Class B                                  --             --            --       (33,238)           --           --        (3,775)
   Class C                                  --             --            --       (21,862)           --           --       (38,937)
Net realized gains
  on Investments
   Class A                                  --             --       (51,960)           --            --           --            --
   Class B                                  --             --       (35,764)           --            --           --            --
   Class C                                  --             --       (20,385)           --            --           --            --
Return of capital
   Class A                                  --             --       (24,193)           --            --           --            --
   Class B                                  --             --       (16,653)           --            --           --            --
   Class C                                  --             --        (9,492)           --            --           --            --
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
       Total distributions            (743,662)            --      (158,447)     (201,927)           --   (1,161,199)     (778,412)
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from
  shares issued                     31,858,034    100,300,125    16,190,955    14,051,381    16,467,117    2,534,791     9,426,491
Net asset value of shares
  issued in distributions              684,069             --       152,826       196,347            --      769,586       579,369
Cost of shares redeemed            (46,271,594)   (84,880,114)   (5,139,201)   (5,895,034)   (7,835,964)  (4,900,764)  (13,205,228)
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
       Net increase (decrease)
         in net assets from
         capital share
         transactions              (13,729,491)    15,420,011    11,204,580     8,352,694     8,631,153   (1,596,387)   (3,199,368)
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
       Total increase
         (decrease)                 15,444,149    131,946,399    15,469,137    13,731,445    16,612,308   (1,198,884)   (3,722,238)
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
NET ASSETS:
Balance at beginning
  of period                        197,019,611    254,972,170    24,677,658    21,383,892    36,023,761   35,184,993    32,450,617
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
Balance at end of period          $212,463,760   $386,918,569   $40,146,795   $35,115,337   $52,636,069  $33,986,109   $28,728,379
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------
                                  ------------   ------------   -----------   -----------   -----------  -----------   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD INCOME (LOSS)  ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $29.57             .12            1.18          1.30       (.22)             --
For the year ended October 31, 2003          $25.59             .22            3.89          4.11       (.13)             --
For the year ended October 31, 2002          $30.78             .15           (5.34)        (5.19)        --              --
For the year ended October 31, 2001          $43.32             .06          (11.91)       (11.85)        --            (.69)
For the year ended October 31, 2000          $41.49             .07            2.31          2.38       (.06)           (.49)
For the ten months ended October 31, 1999    $34.90             .10            6.57          6.67       (.08)             --
For the year ended December 31, 1998         $27.04             .20            8.51          8.71       (.20)           (.59)

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $28.83            (.01)           1.16          1.15       (.02)             --
For the year ended October 31, 2003          $25.01              --            3.82          3.82         --              --
For the year ended October 31, 2002          $30.31            (.08)          (5.22)        (5.30)        --              --
For the year ended October 31, 2001          $42.90            (.21)         (11.77)       (11.98)        --            (.61)
For the year ended October 31, 2000          $41.35            (.18)           2.22          2.04         --            (.49)
For the ten months ended October 31, 1999    $34.91            (.13)           6.57          6.44         --              --
For the period from July 27, 1998
  (commencement of operations)
  through December 31, 1998                  $33.13             .01            2.43          2.44       (.01)           (.59)

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $29.00             .02            1.14          1.16       (.04)             --
For the year ended October 31, 2003          $25.15             .02            3.83          3.85         --              --
For the year ended October 31, 2002          $30.48            (.07)          (5.26)        (5.33)        --              --
For the year ended October 31, 2001          $43.19            (.14)         (11.88)       (12.02)        --            (.69)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                   $43.69            (.07)           (.43)         (.50)        --              --

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              RATIO                     RATIO OF NET
                                                                RATIO        OF NET        RATIO OF      INVESTMENT
DISTRIBUTIONS                                        NET       OF NET      INVESTMENT      EXPENSES     INCOME (LOSS)
IN EXCESS OF               NET ASSET               ASSETS,    EXPENSES    INCOME (LOSS)    (PRIOR TO      (PRIOR TO
NET REALIZED                VALUE,      TOTAL       END OF   TO AVERAGE    TO AVERAGE   REIMBURSEMENTS) REIMBURSEMENTS)
  CAPITAL        TOTAL      END OF      RETURN      PERIOD   NET ASSETS    NET ASSETS     TO AVERAGE     TO AVERAGE      PORTFOLIO
   GAINS     DISTRIBUTIONS  PERIOD     (A)<F26>     (000S)     (D)<F29>      (D)<F29>     NET ASSETS     NET ASSETS    TURNOVER RATE
-------------------------- ---------   --------    -------   ----------   ------------- --------------- -------------- -------------

     --          (.22)      $30.65       4.40%(c)  $148,688   1.11%(b)        .72%(b)       1.11%(b)        .72%(b)       2.17%(c)
                                             <F28>                <F27>          <F27>          <F27>          <F27>          <F28>
     --          (.13)      $29.57      16.14%     $151,908   1.16%           .78%           1.16%          .78%          5.99%
     --            --       $25.59     (16.86)%    $142,765   1.11%           .49%           1.11%          .49%         16.13%
     --          (.69)      $30.78     (27.75)%    $170,879   1.06%           .16%           1.06%          .16%         20.68%
     --          (.55)      $43.32       5.73%     $246,017    .86%           .16%           .91%           .11%          7.01%
     --          (.08)      $41.49      19.13%(c)  $214,358    .80%(b)        .30%(b)        .80%(b)        .30%(b)       4.90%(c)
                                             <F28>                <F27>          <F27>          <F27>          <F27>          <F28>
   (.06)         (.85)      $34.90      32.31%     $160,190    .94%           .60%           1.01%          .53%         10.20%


     --          (.02)      $29.96       4.00%(c)   $50,131   1.87%(b)       (.03)%(b)      1.87%(b)       (.03)%(b)      2.17%(c)
                                             <F28>                <F27>           <F27>          <F27>          <F27>         <F28>
     --            --       $28.83      15.27%      $50,176   1.90%           .04%           1.90%          .04%          5.99%
     --            --       $25.01     (17.49)%     $46,464   1.86%          (.27)%          1.86%         (.27)%        16.13%
     --          (.61)      $30.31     (28.29)%     $55,255   1.82%          (.60)%          1.82%         (.60)%        20.68%
     --          (.49)      $42.90       4.94%      $68,697   1.58%          (.58)%          1.64%         (.64)%         7.01%
     --            --       $41.35      18.45%(c)   $37,160   1.50%(b)       (.40)%(b)      1.50%(b)       (.40)%(b)      4.90%(c)
                                             <F28>                <F27>           <F27>          <F27>          <F27>         <F28>

   (.06)         (.66)      $34.91       7.40%(c)    $6,123   1.34%(b)         --          1.37%(b)          --          10.20%(c)
                                             <F28>                <F27>                        <F27>                          <F28>


     --          (.04)      $30.12       4.00%(c)   $14,446   1.87%(b)       (.06)%(b)      1.87%(b)       (.06)%(b)      2.17%(c)
                                             <F28>                <F27>           <F27>          <F27>          <F27>         <F28>
     --            --       $29.00      15.31%      $10,380   1.90%           .03%           1.90%          .03%          5.99%
     --            --       $25.15     (17.49)%      $7,790   1.86%          (.27)%          1.86%         (.27)%        16.13%
     --          (.69)      $30.48     (28.24)%      $7,838   1.83%          (.62)%          1.83%         (.62)%        20.68%

     --            --       $43.19      (3.40)%(c)   $3,259   1.63%(b)       (.69)%(b)      1.77%(b)       (.83)%(b)      7.01%(c)
                                              <F28>               <F27>           <F27>          <F27>          <F27>         <F28>

(a)<F26>  Excludes sales charge.
(b)<F27>  Annualized.
(c)<F28>  Not annualized.
(d)<F29>  After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD INCOME (LOSS)  ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $19.50            (.07)            .60           .53        --               --
For the year ended October 31, 2003          $13.31            (.12)           6.31          6.19        --               --
For the year ended October 31, 2002          $18.09            (.16)          (4.35)        (4.51)       --             (.27)
For the year ended October 31, 2001          $36.76            (.20)         (11.79)       (11.99)       --            (6.68)
For the year ended October 31, 2000          $27.13            (.18)          11.79         11.61        --            (1.98)
For the ten months ended October 31, 1999    $18.45            (.08)           8.76          8.68        --               --
For the year ended December 31, 1998         $12.39             .01            6.68          6.69       (.01)           (.60)

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $18.66            (.15)            .59           .44        --               --
For the year ended October 31, 2003          $12.83            (.23)           6.06          5.83        --               --
For the year ended October 31, 2002          $17.59            (.31)          (4.18)        (4.49)       --             (.27)
For the year ended October 31, 2001          $36.15            (.37)         (11.51)       (11.88)       --            (6.68)
For the year ended October 31, 2000          $26.90            (.39)          11.56         11.17        --            (1.98)
For the ten months ended October 31, 1999    $18.39            (.22)           8.73          8.51        --               --
For the period from July 27, 1998
  (commencement of operations)
  through December 31, 1998                  $14.94             .01            4.07          4.08       (.01)           (.60)

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $19.00            (.13)            .58           .45        --               --
For the year ended October 31, 2003          $13.07            (.19)           6.12          5.93        --               --
For the year ended October 31, 2002          $17.90            (.24)          (4.32)        (4.56)       --             (.27)
For the year ended October 31, 2001          $36.66            (.31)         (11.77)       (12.08)       --            (6.68)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                   $38.33            (.12)          (1.55)        (1.67)       --               --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)         $19.29            (.02)            .78           .76        --               --

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             RATIO                     RATIO OF NET
                                                                RATIO       OF NET        RATIO OF      INVESTMENT
DISTRIBUTIONS                                        NET       OF NET     INVESTMENT      EXPENSES         LOSS
IN EXCESS OF               NET ASSET               ASSETS,    EXPENSES       LOSS         (PRIOR TO      (PRIOR TO
NET REALIZED                VALUE,      TOTAL       END OF   TO AVERAGE   TO AVERAGE   REIMBURSEMENTS) REIMBURSEMENTS)
  CAPITAL        TOTAL      END OF      RETURN      PERIOD   NET ASSETS   NET ASSETS     TO AVERAGE     TO AVERAGE       PORTFOLIO
   GAINS     DISTRIBUTIONS  PERIOD     (A)<F30>     (000S)    (D)<F33>     (D)<F33>      NET ASSETS     NET ASSETS     TURNOVER RATE
------------ ------------- ---------   --------    -------   ----------  ------------- --------------- -------------   -------------

     --            --       $20.03      2.72%(c)   $273,085   1.04%(b)      (.68)%(b)       1.04%(b)      (.68)%(b)       5.69%(c)
                                            <F32>                 <F31>          <F31>         <F31>           <F31>          <F32>
     --            --       $19.50      46.51%     $261,929   1.18%(e)      (.83)%(e)       1.18%         (.83)%         12.19%
                                                                <F34>            <F34>
     --          (.27)      $13.31     (25.42)%    $171,525   1.15%(e)      (.87)%(e)       1.15%         (.87)%         22.25%
                                                                  <F34>          <F34>
     --         (6.68)      $18.09     (39.98)%    $238,221   1.08%         (.87)%          1.08%         (.87)%         22.37%
     --         (1.98)      $36.76      44.47%     $408,040    .71%         (.52)%           .80%         (.61)%         40.21%
     --            --       $27.13      47.05%(c)  $169,247    .70%(b)      (.40)%(b)        .83%(b)      (.53)%(b)      33.00%(c)
                                             <F32>                <F31>          <F31>          <F31>          <F31>          <F32>
   (.02)         (.63)      $18.45      53.98%      $72,724    .60%           --            1.10%           --           25.40%


     --            --       $19.10       2.36%(c)  $101,258   1.79%(b)     (1.43)%(b)       1.79%(b)     (1.43)%(b)       5.69%(c)
                                             <F32>                <F31>          <F31>          <F31>          <F31>          <F32>
     --            --       $18.66      45.44%     $102,870   1.93%(e)     (1.57)%(e)       1.93%        (1.57)%         12.19%
                                                                  <F34>          <F34>
     --          (.27)      $12.83     (26.04)%     $72,692   1.89%(e)     (1.62)%(e)       1.89%        (1.62)%         22.25%
                                                                  <F34>          <F34>
     --         (6.68)      $17.59     (39.41)%    $116,467   1.83%        (1.63)%          1.83%        (1.63)%         22.37%
     --         (1.98)      $36.15      43.38%     $205,213   1.42%        (1.23)%          1.52%        (1.33)%         40.21%
     --            --       $26.90      46.28%(c)   $60,038   1.40%(b)     (1.10)%(b)       1.53%(b)     (1.23)%(b)      33.00%(c)
                                             <F32>                <F31>          <F31>          <F31>          <F31>          <F32>

   (.02)         (.63)      $18.39      27.21%(c)    $6,559   1.20%(b)        --            1.50%(b)        --           25.40%(b)
                                             <F32>                <F31>                         <F31>                         <F31>


     --            --       $19.45       2.37%(c)   $26,998   1.80%(b)     (1.43)%(b)       1.80%(b)     (1.43)%(b)       5.69%(c)
                                             <F32>                <F31>          <F31>          <F31>          <F31>          <F32>
     --            --       $19.00      45.37%      $22,120   1.92%(e)     (1.57)%(e)       1.92%        (1.57)%         12.19%
                                                                  <F34>          <F34>
     --          (.27)      $13.07     (25.98)%     $10,756   1.90%(e)     (1.63)%(e)       1.90%        (1.63)%         22.25%
                                                                  <F34>          <F34>
     --         (6.68)      $17.90     (39.41)%     $10,185   1.84%        (1.63)%          1.84%        (1.63)%         22.37%

     --            --       $36.66      (7.07)%(c)  $11,423   1.48%(b)     (1.29)%(b)       1.72%(b)     (1.86)%(b)      40.21%(b)
                                              <F32>               <F31>          <F31>          <F31>          <F31>          <F31>



     --            --       $20.05       3.94%(c)    $7,609    .82%(b)      (.49)%(b)        .82%(b)      (.49)%(b)       5.69%
                                             <F32>                <F31>          <F31>          <F31>          <F31>

(a)<F30>   Excludes sales charge.
(b)<F31>   Annualized.
(c)<F32>   Not annualized.
(d)<F33>   After expense reimbursement from the Advisor, where applicable.
(e)<F34>   Does not reflect vendor reimbursement of 0.01%.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD      LOSS      ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.65            (.01)           1.17          1.16         --              --
For the year ended October 31, 2003           $8.35            (.01)           1.36          1.35         --            (.04)
For the year ended October 31, 2002          $10.21            (.01)          (1.85)        (1.86)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00            (.01)            .22           .21         --              --

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.47            (.05)           1.16          1.11         --              --
For the year ended October 31, 2003           $8.26            (.07)           1.33          1.26         --            (.04)
For the year ended October 31, 2002          $10.17            (.06)          (1.85)        (1.91)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00            (.03)            .20           .17         --              --

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.48            (.05)           1.16          1.11         --              --
For the year ended October 31, 2003           $8.27            (.06)           1.32          1.26         --            (.04)
For the year ended October 31, 2002          $10.18            (.05)          (1.86)        (1.91)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00            (.04)            .22           .18         --              --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)          $9.91              --             .91           .91         --              --

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              RATIO                     RATIO OF NET
                                                                 RATIO       OF NET        RATIO OF      INVESTMENT
DISTRIBUTIONS                                         NET       OF NET     INVESTMENT      EXPENSES         LOSS
IN EXCESS OF                NET ASSET               ASSETS,    EXPENSES       LOSS         (PRIOR TO      (PRIOR TO
NET REALIZED                 VALUE,      TOTAL       END OF   TO AVERAGE   TO AVERAGE   REIMBURSEMENTS) REIMBURSEMENTS)
  CAPITAL         TOTAL      END OF      RETURN      PERIOD   NET ASSETS   NET ASSETS     TO AVERAGE     TO AVERAGE      PORTFOLIO
   GAINS      DISTRIBUTIONS  PERIOD     (A)<F35>     (000S)    (D)<F38>     (D)<F38>      NET ASSETS     NET ASSETS    TURNOVER RATE
------------- ------------- ---------   --------    -------   ----------  ------------- --------------- -------------  -------------

    --             --       $10.81     12.02%(c)    $28,842     1.29%(b)     (.19)%(b)      1.51%(b)        (.41)%(b)     14.05%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>
  (.01)          (.05)       $9.65     16.28%       $20,606     1.22%        (.11)%         1.75%           (.64)%        28.02%
    --             --        $8.35    (18.22)%      $11,931     1.15%        (.13)%         1.92%           (.90)%        29.17%

    --             --       $10.21      2.10%(c)     $6,894     1.15%(b)     (.37)%(b)      3.16%(b)       (2.38)%(b)     13.49%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>


    --             --       $10.58     11.72%(c)    $13,887     2.03%(b)     (.93)%(b)      2.26%(b)       (1.16)%(b)     14.05%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>
  (.01)          (.05)       $9.47     15.37%       $11,498     1.97%        (.84)%         2.51%          (1.38)%        28.02%
    --             --        $8.26    (18.78)%       $8,106     1.90%        (.88)%         2.67%          (1.65)%        29.17%

    --             --       $10.17      1.70%(c)     $3,595     1.90%(b)    (1.13)%(b)      3.75%(b)       (2.98)%(b)     13.49%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>


    --             --       $10.59     11.71%(c)     $9,821     2.03%(b)     (.93)%(b)      2.26%(b)       (1.16)%(b)     14.05%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>
  (.01)          (.05)       $9.48     15.35%        $8,043     1.97%        (.86)%         2.50%          (1.39)%        28.02%
    --             --        $8.27    (18.76)%       $4,640     1.90%        (.88)%         2.67%          (1.65)%        29.17%

    --             --       $10.18      1.80%(c)     $1,724     1.90%(b)    (1.10)%(b)      3.92%(b)       (3.12)%(b)     13.49%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>



    --             --       $10.82      9.18%(c)     $8,131     1.06%(b)     (.19)%(b)      1.31%(b)        (.44)%(b)     14.05%(c)
                                            <F37>                   <F36>         <F36>         <F36>            <F36>         <F37>

(a)<F35>   Excludes sales charge.
(b)<F36>   Annualized.
(c)<F37>   Not annualized.
(d)<F38>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD     INCOME     ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $10.64             .06            .32           .38        (.09)             --
For the year ended October 31, 2003           $8.78             .10           1.87          1.97        (.11)             --
For the year ended October 31, 2002           $9.19             .09           (.42)         (.33)       (.07)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00             .02           (.83)         (.81)         --              --

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $10.58             .03            .30           .33        (.03)             --
For the year ended October 31, 2003           $8.74             .04           1.85          1.89        (.05)             --
For the year ended October 31, 2002           $9.16             .01           (.41)         (.40)       (.01)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00              --           (.84)         (.84)         --              --

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $10.55             .03            .31           .34        (.04)             --
For the year ended October 31, 2003           $8.72             .04           1.84          1.88        (.05)             --
For the year ended October 31, 2002           $9.16             .02           (.42)         (.40)       (.03)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00              --           (.84)         (.84)         --              --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)         $10.58             .08            .37           .45        (.08)             --

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO                         RATIO OF NET
                                                    RATIO        OF NET         RATIO OF        INVESTMENT
                                         NET        OF NET     INVESTMENT       EXPENSES      INCOME (LOSS)
               NET ASSET               ASSETS,     EXPENSES      INCOME        (PRIOR TO        (PRIOR TO
                 VALUE,      TOTAL      END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
   TOTAL         END OF     RETURN      PERIOD    NET ASSETS   NET ASSETS      TO AVERAGE       TO AVERAGE      PORTFOLIO
DISTRIBUTIONS    PERIOD    (A)<F39>     (000S)     (D)<F42>     (D)<F42>       NET ASSETS       NET ASSETS    TURNOVER RATE
-------------  ---------   --------    -------    ---------- -------------  ---------------   --------------  -------------

   (.09)         $10.93      3.58%(c)   $24,140     1.29%(b)     1.24%(b)        1.52%(b)         1.01%(b)       17.08%(c)
                                 <F41>                  <F40>        <F40>           <F40>            <F40>           <F41>
   (.11)         $10.64     22.67%      $18,994     1.22%        1.29%           1.76%             .75%          16.87%
   (.08)          $8.78      (3.69)%    $11,601     1.15%        1.04%           1.99%             .20%          22.25%

     --           $9.19     (8.10)%(c)   $4,394     1.15%(b)      .77%(b)        4.23%(b)        (2.31)%(b)       8.84%(c)
                                  <F41>                 <F40>        <F40>           <F40>             <F40>          <F41>


   (.03)         $10.88      3.13%(c)   $10,366     2.03%(b)      .50%(b)        2.27%(b)          .26%(b)        17.08%(c)
                                 <F41>                  <F40>        <F40>           <F40>            <F40>            <F41>
   (.05)         $10.58     21.72%       $9,149     1.97%         .54%           2.52%            (.01)%          16.87%
   (.02)          $8.74     (4.39)%      $6,049     1.90%         .29%           2.73%            (.54)%          22.25%

     --           $9.16     (8.40)%(c)   $1,897     1.90%(b)      .04%(b)        4.60%(b)        (2.66)%(b)        8.84%(c)
                                  <F41>                 <F40>        <F40>           <F40>             <F40>           <F41>


   (.04)         $10.85      3.18%(c)    $8,139     2.04%(b)      .49%(b)        2.27%(b)          .26%(b)        17.08%(c)
                                 <F41>                  <F40>        <F40>           <F40>            <F40>            <F41>
   (.05)         $10.55     21.69%       $6,972     1.97%         .54%           2.52%             .00%           16.87%
   (.04)          $8.72     (4.39)%      $3,734     1.90%         .30%           2.73%            (.53)%          22.25%

     --           $9.16     (8.40)%(c)   $1,121     1.89%(b)      .03%(b)        4.92%(b)        (3.00)%(b)        8.84%(c)
                                  <F41>                 <F40>        <F40>           <F40>             <F40>           <F41>



   (.08)         $10.95      3.50%(c)    $7,756     1.06%(b)     1.54%(b)        1.27%(b)         1.33%(b)        17.08%(c)
                                 <F41>                  <F40>        <F40>           <F40>            <F40>            <F41>

(a)<F39>   Excludes sales charge.
(b)<F40>   Annualized.
(c)<F41>   Not annualized.
(d)<F42>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT       GAINS       INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD      LOSS      ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)         $10.00            (.01)           .40           .39         --              --

CLASS B SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)         $10.00            (.03)           .39           .36         --              --

CLASS C SHARES
For the period from December 10, 2003
  (commencement of operations)
  through April 30, 2004 (Unaudited)         $10.00            (.03)           .39           .36         --              --

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO                         RATIO OF NET
                                                    RATIO        OF NET         RATIO OF        INVESTMENT
                                         NET        OF NET     INVESTMENT       EXPENSES           LOSS
               NET ASSET               ASSETS,     EXPENSES       LOSS         (PRIOR TO        (PRIOR TO
                 VALUE,      TOTAL      END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
   TOTAL         END OF     RETURN      PERIOD    NET ASSETS   NET ASSETS      TO AVERAGE       TO AVERAGE      PORTFOLIO
DISTRIBUTIONS    PERIOD    (A)<F43>     (000S)     (D)<F46>     (D)<F46>       NET ASSETS       NET ASSETS    TURNOVER RATE
-------------  ---------   --------    -------    ---------- -------------  ---------------   --------------  -------------


     --          $10.39    3.90%(c)    $10,821      .80%(b)     (.59)%(b)        1.35%(b)        (1.14)%(b)       .00%(c)
                               <F45>                   <F44>         <F44>           <F44>             <F44>         <F45>




     --          $10.36    3.60%(c)     $7,368     1.55%(b)    (1.36)%(b)        2.11%(b)        (1.92)%(b)       .00%(c)
                               <F45>                   <F44>         <F44>           <F44>             <F44>         <F45>




     --          $10.36    3.60%(c)     $5,485     1.55%(b)    (1.32)%(b)        2.09%(b)        (1.86)%(b)       .00%(c)
                               <F45>                   <F44>         <F44>           <F44>             <F44>         <F45>

(a)<F43>   Excludes sales charge.
(b)<F44>   Annualized.
(c)<F45>   Not annualized.
(d)<F46>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD      LOSS      ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $12.65            (.07)            .77           .70         --              --
For the year ended October 31, 2003          $10.60            (.11)           2.16          2.05         --              --
For the year ended October 31, 2002          $10.55            (.11)            .16           .05         --              --
For the year ended October 31, 2001          $13.26            (.12)          (2.59)        (2.71)        --              --
For the year ended October 31, 2000          $10.05            (.09)           3.30          3.21         --              --
For the period from January 4, 1999
  (commencement of operations)
  through October 31, 1999                   $10.00            (.01)            .06           .05         --              --

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $12.23            (.12)            .75           .63         --              --
For the year ended October 31, 2003          $10.33            (.20)           2.10          1.90         --              --
For the year ended October 31, 2002          $10.36            (.17)            .14          (.03)        --              --
For the year ended October 31, 2001          $13.11            (.18)          (2.57)        (2.75)        --              --
For the year ended October 31, 2000          $10.01            (.17)           3.27          3.10         --              --
For the period from January 4, 1999
  (commencement of operations)
  through October 31, 1999                   $10.00            (.07)            .08           .01         --              --

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                 $12.37            (.12)            .76           .64         --              --
For the year ended October 31, 2003          $10.45            (.18)           2.10          1.92         --              --
For the year ended October 31, 2002          $10.48            (.15)            .12          (.03)        --              --
For the year ended October 31, 2001          $13.22            (.14)          (2.60)        (2.74)        --              --
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                   $10.30            (.04)           2.96          2.92         --              --

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO                         RATIO OF NET
                                                    RATIO        OF NET         RATIO OF        INVESTMENT
                                         NET        OF NET     INVESTMENT       EXPENSES           LOSS
               NET ASSET               ASSETS,     EXPENSES       LOSS         (PRIOR TO        (PRIOR TO
                 VALUE,      TOTAL      END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
   TOTAL         END OF     RETURN      PERIOD    NET ASSETS   NET ASSETS      TO AVERAGE       TO AVERAGE      PORTFOLIO
DISTRIBUTIONS    PERIOD    (A)<F47>     (000S)     (D)<F50>     (D)<F50>       NET ASSETS       NET ASSETS    TURNOVER RATE
-------------  ---------   --------    -------    ---------- -------------  ---------------   --------------  -------------

     --          $13.35      5.53%(c)  $37,167     1.55%(b)    (1.15)%(b)       1.55%(b)        (1.15)%(b)      16.96%(c)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>
     --          $12.65     19.34%     $33,805     1.57%       (1.19)%          1.57%           (1.19)%         30.07%
     --          $10.60       .47%     $22,497     1.56%       (1.23)%          1.56%           (1.23)%         18.71%
     --          $10.55    (20.44)%    $15,341     1.58%       (1.27)%          1.77%           (1.46)%         24.32%
     --          $13.26     31.94%     $12,457     1.28%        (.95)%          1.73%           (1.40)%         38.67%

     --          $10.05       .50%(c)   $5,913      .60%(b)     (.10)%(b)       2.90%(b)        (2.40)%(b)      27.50%(c)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>


     --          $12.86      5.15%(c)  $15,496     2.30%(b)    (1.90)%(b)       2.30%(b)        (1.90)%(b)      16.96%(c)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>
     --          $12.23     18.39%     $14,253     2.33%       (1.94)%          2.33%           (1.94)%         30.07%
     --          $10.33      (.29)%    $10,821     2.31%       (1.97)%          2.31%           (1.97)%         18.71%
     --          $10.36    (20.98)%     $6,347     2.33%       (2.02)%          2.52%           (2.21)%         24.32%
     --          $13.11     30.97%      $4,519     1.99%       (1.68)%          2.43%           (2.12)%         38.67%

     --          $10.01       .10%(c)   $1,701     1.20%(b)     (.80)%(b)       3.50%(b)        (3.10)%(b)      27.50%(c)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>


     --          $13.01      5.17%(c)   $5,113     2.30%(b)    (1.90)%(b)       2.30%(b)        (1.90)%(b)      16.96%(c)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>
     --          $12.37     18.37%      $4,578     2.33%       (1.94)%          2.33%           (1.94)%         30.07%
     --          $10.45      (.29)%     $2,706     2.30%       (1.96)%          2.30%           (1.96)%         18.71%
     --          $10.48    (20.73)%     $1,089     2.33%       (2.02)%          2.53%           (2.22)%         24.32%

     --          $13.22     22.07%(c)     $173     1.99%(b)    (1.70)%(b)       2.58%(b)        (2.29)%(b)      38.67%(b)
                                 <F49>                 <F48>         <F48>          <F48>             <F48>          <F49>

(a)<F47>   Excludes sales charge.
(b)<F48>   Annualized.
(c)<F49>   Not annualized.
(d)<F50>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD     INCOME     ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.38             .15           (.11)          .04        (.15)             --
For the year ended October 31, 2003           $9.28             .31            .10           .41        (.31)             --
For the year ended October 31, 2002           $9.13             .33            .15           .48        (.33)             --
For the year ended October 31, 2001           $8.55             .34            .58           .92        (.34)             --
For the year ended October 31, 2000           $8.23             .34            .32           .66        (.34)             --
For the ten months ended
  October 31, 1999                            $9.24             .29          (1.01)         (.72)       (.29)             --
For the year ended December 31, 1998          $9.52             .37            .03           .40        (.37)           (.31)

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO                         RATIO OF NET
                                                    RATIO        OF NET         RATIO OF        INVESTMENT
                                         NET        OF NET     INVESTMENT       EXPENSES          INCOME
               NET ASSET               ASSETS,     EXPENSES      INCOME        (PRIOR TO        (PRIOR TO
                 VALUE,      TOTAL      END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
   TOTAL         END OF     RETURN      PERIOD    NET ASSETS   NET ASSETS      TO AVERAGE       TO AVERAGE      PORTFOLIO
DISTRIBUTIONS    PERIOD    (A)<F51>     (000S)     (D)<F54>     (D)<F54>       NET ASSETS       NET ASSETS    TURNOVER RATE
-------------  ---------   --------    -------    ---------- -------------  ---------------   --------------  -------------

   (.15)          $9.27      .39%(c)   $32,975     1.27%(b)     3.20%(b)        1.27%(b)         3.20%(b)        3.42%(c)
                                <F53>                  <F52>        <F52>           <F52>            <F52>           <F53>
   (.31)          $9.38     4.49%      $33,986     1.30%        3.31%           1.30%            3.31%           3.92%
   (.33)          $9.28     5.39%      $35,185     1.26%        3.65%           1.26%            3.65%          16.89%
   (.34)          $9.13    10.96%      $36,494     1.24%        3.88%           1.24%            3.88%           6.28%
   (.34)          $8.55     8.27%      $37,427     1.32%        4.18%           1.35%            4.15%          57.52%
   (.29)          $8.23    (7.76)%(c)  $42,954     1.20%(b)     4.00%(b)        1.20%(b)         4.00%(b)       39.10%(c)
                                 <F53>                 <F52>        <F52>           <F52>            <F52>           <F53>
   (.68)          $9.24     4.26%      $54,914     1.10%        3.90%           1.10%            3.90%         236.70%

(a)<F51>   Excludes sales charge.
(b)<F52>   Annualized.
(c)<F53>   Not annualized.
(d)<F54>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           NET REALIZED               DIVIDENDS  DISTRIBUTIONS FROM
                                                                NET       AND UNREALIZED  TOTAL FROM  FROM NET      NET REALIZED
                                        NET ASSET VALUE,     INVESTMENT   GAINS (LOSSES)  INVESTMENT INVESTMENT     CAPITAL GAINS
                                       BEGINNING OF PERIOD     INCOME     ON INVESTMENTS  OPERATIONS   INCOME      ON INVESTMENTS
                                       ------------------- -------------  --------------  ---------- ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.49             .07           (.07)           --        (.07)            --
For the year ended October 31, 2003           $9.64             .20           (.11)          .09        (.24)            --
For the year ended October 31, 2002           $9.58             .34            .07           .41        (.35)            --
For the year ended October 31, 2001           $8.89             .46            .61          1.07        (.38)            --
For the year ended October 31, 2000           $8.92             .51           (.03)          .48        (.51)            --
For the ten months ended October 31, 1999     $9.55             .47           (.63)         (.16)       (.47)            --
For the year ended December 31, 1998          $9.28             .55            .27           .82        (.55)            --

CLASS B SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.49             .05           (.09)         (.04)       (.03)            --
For the period from March 3, 2003
  (commencement of operations)
  through October 31, 2003                    $9.67             .03           (.12)         (.09)       (.09)            --

CLASS C SHARES
For the six months ended
  April 30, 2004 (Unaudited)                  $9.50             .03           (.07)         (.04)       (.03)            --
For the year ended October 31, 2003           $9.65             .14           (.12)          .02        (.17)            --
For the year ended October 31, 2002           $9.58             .27            .07           .34        (.27)            --
For the year ended October 31, 2001           $8.89             .39            .61          1.00        (.31)            --
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                    $8.89             .08             --           .08        (.08)            --

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO                         RATIO OF NET
                                                    RATIO        OF NET         RATIO OF        INVESTMENT
                                         NET        OF NET     INVESTMENT       EXPENSES          INCOME
               NET ASSET               ASSETS,     EXPENSES      INCOME        (PRIOR TO        (PRIOR TO
                 VALUE,      TOTAL      END OF    TO AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
   TOTAL         END OF     RETURN      PERIOD    NET ASSETS   NET ASSETS      TO AVERAGE       TO AVERAGE      PORTFOLIO
DISTRIBUTIONS    PERIOD    (A)<F55>     (000S)     (D)<F58>     (D)<F58>       NET ASSETS       NET ASSETS    TURNOVER RATE
-------------  ---------   --------    -------    ---------- -------------  ---------------   --------------  -------------

   (.07)         $9.42      (.01)%(c)  $23,259     1.34%(b)     1.38%(b)        1.38%(b)         1.34%(b)       21.61%(c)
                                 <F57>                 <F56>        <F56>           <F56>            <F56>           <F57>
   (.24)         $9.49       .95%      $25,910     1.36%        2.18%           1.36%            2.18%          71.70%
   (.35)         $9.64      4.40%      $30,321     1.36%        3.60%           1.36%            3.60%          161.40%
   (.38)         $9.58     12.21%      $32,620     1.38%        4.07%           1.38%            4.07%          223.33%
   (.51)         $8.89      5.58%      $30,261     1.24%        5.87%           1.29%            5.82%          328.97%
   (.47)         $8.92     (1.70)%(c)  $37,379     1.20%(b)     6.20%(b)        1.20%(b)         6.20%(b)       30.30%(c)
                                 <F57>                 <F56>        <F56>           <F56>            <F56>           <F57>
   (.55)         $9.55      9.09%      $40,088     1.20%        5.90%           1.20%            5.90%          87.70%


   (.03)         $9.42      (.39)%(c)   $1,494     2.08%(b)      .60%(b)        2.13%(b)          .55%(b)       21.61%(c)
                                 <F57>                 <F56>        <F56>           <F56>            <F56>           <F57>

   (.09)         $9.49      (.94)%(c)     $194     2.14%(b)      .99%(b)        2.14%(b)          .99%(b)       71.70%(b)
                                 <F57>                 <F56>        <F56>           <F56>            <F56>           <F56>

   (.03)         $9.43      (.39)%(c)   $1,961     2.09%(b)      .63%(b)        2.13%(b)          .59%(b)       21.61%(c)
                                 <F57>                 <F56>        <F56>           <F56>            <F56>           <F57>
   (.17)         $9.50       .15%       $2,625     2.11%        1.34%           2.11%            1.34%          71.70%
   (.27)         $9.65      3.64%       $2,129     2.09%        2.73%           2.09%            2.73%          161.40%
   (.31)         $9.58     11.47%         $348     2.11%        3.36%           2.11%            3.36%          223.33%

   (.08)         $8.89      5.67%(c)      $228     1.91%(b)     4.92%(b)        2.20%(b)         4.63%(b)      328.97%(b)
                                <F57>                  <F56>        <F56>           <F56>            <F56>           <F56>

(a)<F55>   Excludes sales charge.
(b)<F56>   Annualized.
(c)<F57>   Not annualized.
(d)<F58>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2004 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with 10 funds: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund (commencement of operations December 10,
     2003), Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Tax-Exempt Fund and Government Fund (individually "Fund", collectively "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund and Government Fund each offer Class A Shares, Class B Shares and Class C Shares. The Tax-Exempt Fund offers Class A Shares. The PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

          Long-term fixed income securities are valued daily using quotations provided by an independent pricing service. When in the judgment of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the six months ended April 30, 2004.

     (c)  Futures Contracts

          The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the six months ended April 30, 2004, were comprised of the following:

                                                              DOW JONES    DOW JONES
                                                    PSE         U.S.          U.S.
                                       S&P 100    TECH 100   HEALTH CARE   FINANCIAL   STRATEGIC    MANAGED
                                        INDEX      INDEX      100 PLUS      100 PLUS  ALLOCATION    GROWTH   TAX-EXEMPT  GOVERNMENT
                                       -------    --------   -----------   ---------  -----------   -------  ----------  ----------
          Net realized gains
            on investments           $1,621,844  $8,958,428   $355,617      $231,954   $     --    $332,186   $163,460    $28,653
          Net realized gains (losses)
            on futures                   61,780     (60,565)        --            --         --          --         --         --
                                     ----------  ----------   --------      --------   --------    --------   --------    -------
          Total net realized gains
            on investments           $1,683,624  $8,897,863   $355,617      $231,954   $     --    $332,186   $163,460    $28,653
                                     ----------  ----------   --------      --------   --------    --------   --------    -------
                                     ----------  ----------   --------      --------   --------    --------   --------    -------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2003, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                DOW JONES     DOW JONES
                                                                  U.S.          U.S.
                                  S&P 100      PSE TECH 100    HEALTH CARE    FINANCIAL     MANAGED
                                   INDEX          INDEX         100 PLUS      100 PLUS       GROWTH       TAX-EXEMPT    GOVERNMENT
                                  -------      ------------    -----------    ---------     -------       ----------    ----------
          Expiration (10/31)
            2006                         --             --            --            --     $  256,063             --            --
            2007                         --             --            --            --        306,274     $  563,620    $  886,917
            2008                         --             --            --            --        824,978      2,607,520     1,292,748
            2009                         --             --            --            --             --             --            --
            2010                 $5,203,928    $ 2,938,071            --      $ 18,773      2,040,536             --            --
            2011                     43,985      9,178,205      $109,011       224,225      1,556,746             --            --
                                 ----------    -----------      --------      --------     ----------     ----------    ----------
            Total Amount         $5,247,913    $12,116,276      $109,011      $242,998     $4,984,597     $3,171,140    $2,179,665
                                 ----------    -----------      --------      --------     ----------     ----------    ----------
                                 ----------    -----------      --------      --------     ----------     ----------    ----------

          At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                DOW JONES     DOW JONES
                                                                  U.S.          U.S.
                                  S&P 100      PSE TECH 100    HEALTH CARE    FINANCIAL     MANAGED
                                   INDEX          INDEX         100 PLUS      100 PLUS       GROWTH       TAX-EXEMPT    GOVERNMENT
                                  -------      ------------    -----------    ---------     -------       ----------    ----------
          Ordinary Income        $1,053,615         --             --         $107,669         --             --          $8,425
          Long-Term Capital Gain         --         --             --               --         --             --              --

          During the year ended October 31, 2003, the tax character of distributions paid were as follows:

                                                                DOW JONES     DOW JONES
                                                                  U.S.          U.S.
                                  S&P 100      PSE TECH 100    HEALTH CARE    FINANCIAL     MANAGED
                                   INDEX          INDEX         100 PLUS      100 PLUS       GROWTH       TAX-EXEMPT    GOVERNMENT
                                  -------      ------------    -----------    ---------     -------       ----------    ----------
          Ordinary Income         $743,662          --           $73,852      $201,927         --             --         $778,412
          Long-Term Capital Gain       --           --                --            --         --             --               --
          Return of Capital            --           --            50,338            --         --             --               --

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Permanent differences between book and tax amounts for the year ended October 31, 2004 that relate to the six months ended April 30, 2004 are not estimable at April 30, 2004. Therefore, reclassifications between net asset accounts have not been made at April 30, 2004.

     (f)  Expenses

          Expenses associated with a specific North Track fund are charged to that fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

          Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

     (g)  Distributions to Shareholders

          Dividends from net investment income are accrued daily and paid monthly for the Tax-Exempt Fund and Government Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Managed Growth Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the S&P 100 Index Fund pays BCZ a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund's average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000,
     .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000.

     Under the Agreement, the PSE Tech 100 Index Fund pays BCZ a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund's average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

     Under the Agreement, the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pays BCZ a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund's average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. BCZ has contractually committed to waive fees and/or reimburse expenses from March 1, 2004 through February 28, 2005, so that annual operating expenses for each Fund will not exceed 1.35% of average annual net assets for Class A shares and 2.10% for Class B and Class C shares. For the six months ended April 30, 2004, BCZ reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $58,354, and the Dow Jones U.S. Financial 100 Plus Fund $52,102.

     Under the Agreement, the Strategic Allocation Fund pays BCZ a monthly fee at an annual rate of .10% of the Fund's average daily net assets. For the period of December 10, 2003 (the Fund's inception) to April 30, 2004 BCZ reimbursed the Fund $28,295.

     Under the Agreement, the Managed Growth Fund pays BCZ a monthly fee based on the Fund's average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. BCZ, in turn, pays Geneva 50% of the fee paid by the Managed Growth Fund.

     Under the Agreement, each of the Tax-Exempt and Government Funds pay BCZ a monthly fee at an annual rate of .60% of the first $50,000,000 of such Fund's average daily net assets, .50% on the next $200,000,000, and .40% of such Fund's average daily net assets in excess of $250,000,000. For the six months ended April 30, 2004, BCZ reimbursed the Government Fund $4,642.

     North Track has an Administration Agreement with BCZ to provide administrative services to the Funds. Under the Administration Agreement the each Fund pays BCZ a monthly fee based on .10% of the Funds' average daily net assets.

     North Track also has an Accounting and Pricing Agreement with BCZ to provide accounting and securities pricing services to the Funds. Under the Accounting and Pricing Agreement each Fund pays BCZ a monthly fee based on a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

     The fees incurred by the Funds for the Administration and the Accounting and Pricing services for the six months ended April 30, 2004 are reflected in the Statement of Operations.

     North Track has a approved a Rule 12b-1 Distribution Plan (the "Plan") with respect to Class A, Class B and Class C shares pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Accordingly, the Funds make payment to BCZ at an annual rate of .25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the "Plan" during the six months ended April 30, 2004, are reflected in the Statement of Operations.

     The amount of sales charges deducted from the proceeds of the sale of capital shares which were retained by BCZ as distributor or paid to an affiliated broker dealer for the six months ended April 30, 2004, were as follows:

                                                 UNDERWRITER       DEALER
                                                  COMMISSION     COMMISSION
                                                  ----------     ----------
     S&P 100 Index Fund                            $17,077        $26,261
     PSE Tech 100 Index Fund                        46,783         33,834
     Dow Jones U.S. Health Care 100 Plus Fund       21,128         29,040
     Dow Jones U.S Financial 100 Plus Fund          18,351         23,748
     Strategic Allocation Fund                      17,427         86,078
     Managed Growth Fund                             6,069          7,513
     Tax-Exempt Fund                                   469            783
     Government Fund                                   509          1,082
                                                  --------       --------
                                       Total      $127,813       $208,339
                                                  --------       --------
                                                  --------       --------

3.   INVESTMENT TRANSACTIONS --

     Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2004 aggregated:

                                                     PURCHASES       PROCEEDS
                                                      AT COST       FROM SALES
                                                     ---------      ----------
     S&P 100 Index Fund                             $ 4,719,949    $14,288,155
     PSE Tech 100 Index Fund                         34,457,862     23,419,127
     Dow Jones U.S. Health Care 100 Plus Fund        22,393,459      7,187,445
     Dow Jones U.S. Financial 100 Plus Fund          22,064,016      7,574,770
     Strategic Allocation Fund                       23,903,781             --
     Managed Growth Fund                             11,580,690      9,427,211
     Tax-Exempt Fund                                  1,116,250      1,163,460
     Government Fund                                  5,860,574      7,950,308

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (excluding tax adjustments) as of April 30, 2004, were as follows:

                                                        DOW JONES    DOW JONES
                                             PSE          U.S.         U.S.
                            S&P 100       TECH 100     HEALTH CARE   FINANCIAL    STRATEGIC      MANAGED
                             INDEX          INDEX       100 PLUS     100 PLUS    ALLOCATION       GROWTH    TAX-EXEMPT   GOVERNMENT
                            -------       --------     -----------   ---------   -----------     -------    ----------   ----------
     Net unrealized
       appreciation
       (depreciation)    $ 30,499,773  $(176,578,893)  $ 4,544,866  $ 2,944,996  $  (404,717)  $15,254,751  $ 1,870,540  $    68,008
     Cost of investments $181,026,819  $ 584,445,632   $56,008,427  $47,352,756  $23,903,781   $42,493,479  $30,029,092  $25,957,076

4.   LINE OF CREDIT --

     North Track has available a line of credit of $15,000,000. Each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $14,600,000 at April 30, 2004. The average interest rate paid on outstanding borrowings was 3.50% for the six months ended April 30, 2004.

5.   SECURITIES LENDING --

     The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the collateral at period end is reported on each Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are divided into 10 mutual fund series: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund.
          Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund (other than the Tax-Exempt Fund) have designated Class B (contingent deferred sales charge) shares and Class C (contingent deferred sales charge) shares. The PSE Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the 12 months ended October 31, 2003 and the six months ended April 30, 2004, were as follows:

                                                         DOW JONES   DOW JONES
                                                PSE        U.S.        U.S.
                                   S&P 100   TECH 100   HEALTH CARE  FINANCIAL      STRATEGIC     MANAGED
          CLASS A SHARES            INDEX      INDEX     100 PLUS    100 PLUS   ALLOCATION#<F61>  GROWTH   TAX-EXEMPT  GOVERNMENT
          --------------           -------   --------   ----------   ---------  ----------------  -------  ----------  ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2002  5,578,636  12,889,427   1,428,194  1,320,999                    2,122,136  3,792,754   3,145,037
            Shares issued          993,313   5,090,995   1,041,021    881,979                    1,124,476    272,120     725,108
            Shares issued
              in distributions      26,566          --       8,810     16,631                           --     82,138      56,527
            Shares redeemed     (1,461,486) (4,546,008)   (342,016)  (433,934)                    (573,817)  (522,987) (1,195,068)
                                ----------  ----------   ---------  ---------                    ---------  ---------  ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003  5,137,029  13,434,414   2,136,009  1,785,675             --     2,672,795  3,624,025   2,731,604
            Shares issued          160,751   2,014,473     785,584    660,955      1,068,767       340,034     38,059      34,786
            Shares issued
              in distributions      33,393          --          --     16,759             --            --     36,813      13,414
            Shares redeemed       (480,250) (1,814,923)   (254,357)  (253,948)       (27,446)     (228,519)  (140,840)   (310,016)
                                ----------  ----------   ---------  ---------      ---------     ---------  ---------  ----------
          SHARES OUTSTANDING
            AT APRIL 30, 2004    4,850,923  13,633,964   2,667,236  2,209,441      1,041,321     2,784,310  3,558,057   2,469,788
                                ----------  ----------   ---------  ---------      ---------     ---------  ---------  ----------
                                ----------  ----------   ---------  ---------      ---------     ---------  ---------  ----------

                                                         DOW JONES   DOW JONES
                                                PSE        U.S.        U.S.
                                   S&P 100   TECH 100   HEALTH CARE  FINANCIAL      STRATEGIC     MANAGED
          CLASS B SHARES            INDEX      INDEX     100 PLUS    100 PLUS   ALLOCATION#<F61>  GROWTH            GOVERNMENT*<F60>
          --------------           -------   --------   ----------   ---------  ----------------  -------           ----------------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2002  1,857,797   5,664,166     981,029    692,360                    1,047,632                   --
            Shares issued          140,412     667,051     389,027    286,525                      233,800               82,979
            Shares issued
              in distributions          --          --       6,128      3,652                           --                  388
            Shares redeemed       (257,924)   (819,629)   (162,199)  (117,393)                    (116,035)             (62,896)
                                ----------  ----------   ---------  ---------                    ---------             ----------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2003  1,740,285   5,511,588   1,213,985    865,144            --      1,165,397               20,471
            Shares issued           51,298     278,600     196,816    149,672       713,741        101,676              154,528
            Shares issued
              in distributions       1,228          --          --      2,398            --             --                  260
            Shares redeemed       (119,828)   (489,518)    (97,882)   (64,608)       (2,317)       (62,027)             (16,696)
                                ----------  ----------   ---------  ---------      ---------     ---------             ----------
          SHARES OUTSTANDING
            AT APRIL 30, 2004    1,672,983   5,300,670   1,312,919    952,606       711,424      1,205,046              158,563
                                ----------  ----------   ---------  ---------      ---------     ---------             ----------
                                ----------  ----------   ---------  ---------      ---------     ---------             ----------

*<F60>  Commencement of operations March 3, 2003
#<F61>  Commencement of operations December 10, 2003.

                                                        DOW JONES   DOW JONES
                                               PSE        U.S.        U.S.
                                  S&P 100   TECH 100   HEALTH CARE  FINANCIAL      STRATEGIC     MANAGED
          CLASS C SHARES           INDEX      INDEX     100 PLUS    100 PLUS   ALLOCATION#<F62>  GROWTH             GOVERNMENT
          --------------          -------   --------   ----------   ---------  ----------------  -------            ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002        309,796     823,160     561,201    428,321                      259,011              220,740
       Shares issued               92,336     517,772     372,408    328,597                      164,699              173,714
       Shares issued
         in distributions              --          --       3,280      2,279                           --                3,467
       Shares redeemed            (44,199)   (176,752)    (88,348)   (98,196)                     (53,711)            (121,551)
                               ----------  ----------   ---------  ---------                    ---------           ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003        357,933   1,164,180     848,541    661,001            --        369,999              276,370
       Shares issued              148,061     361,086     163,368    165,612       538,826         52,655               34,267
       Shares issued
         in distributions             477          --          --      2,085            --             --                  733
       Shares redeemed            (26,901)   (137,051)    (84,193)   (78,509)       (9,505)       (29,635)            (103,439)
                               ----------  ----------   ---------  ---------      ---------     ---------           ----------
     SHARES OUTSTANDING
       AT APRIL 30, 2004          479,570   1,388,215     927,716    750,189       529,321        393,019              207,931
                               ----------  ----------   ---------  ---------      ---------     ---------           ----------
                               ----------  ----------   ---------  ---------      ---------     ---------           ----------

#<F62>  Commencement of operations December 10, 2003

                                                   DOW JONES        DOW JONES
                                          PSE         U.S.            U.S.
                                       TECH 100   HEALTH CARE       FINANCIAL
     CLASS F SHARES                     INDEX#   100 PLUS#<F63>  100 PLUS#<F63>
     --------------                    --------  --------------  --------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                  --            --             --
       Shares issued                   379,573       751,363        708,574
       Shares issued in distributions       --            --             --
       Shares redeemed                      --            --             --
                                       -------       -------        -------
     SHARES OUTSTANDING
       AT APRIL 30, 2004               379,573       751,363        708,574
                                       -------       -------        -------
                                       -------       -------        -------

#<F63>  Commencement of operations December 10, 2003

     (c) For the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these Funds, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     An analysis of the futures contracts activity for the six months ended April 30, 2004, in the S&P 100 Index and PSE Tech 100 Index Funds, respectively, were as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     S&P 100 INDEX FUND:
     Outstanding at October 31, 2003            --              $        --
     Contracts opened                          197               10,894,733
     Contracts closed                         (180)              (9,940,285)
                                              ----              -----------
     Outstanding at April 30, 2004              17              $   954,448
                                              ----              -----------
                                              ----              -----------
     Market value of contracts
       at April 30, 2004                                        $   940,185
                                                                -----------
                                                                -----------

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2003             8             $  1,136,880
     Contracts opened                          137               20,079,455
     Contracts closed                         (139)             (20,317,275)
                                              ----             ------------
     Outstanding at April 30, 2004               6             $    899,060
                                              ----             ------------
                                              ----             ------------
     Market value of contracts
       at April 30, 2004                                       $    841,800
                                                               ------------
                                                               ------------

     The number of financial futures contracts and the gross unrealized appreciation at April 30, 2004, for each Fund were as follows:

                                                                 UNREALIZED
                                       NUMBER OF CONTRACTS      DEPRECIATION
                                       -------------------      ------------
     S&P 100 INDEX FUND:
     S&P 500 E-Mini Index Futures
       expiring June 2004                      17                $(14,263)

     PSE TECH 100 INDEX FUND:
     NASDAQ 100 Index Futures
       expiring June 2004                       6                $(57,260)

     Additionally, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the six months ended April 30, 2004.

8.   PROXY VOTING POLICIES AND PROCEDURES --

     A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds' Statement of Additional Information, which is available without charge, upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov. In addition, information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available, by August 31, 2004, without charge and upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P. Ciano, CFO and Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary
Michael T. Karbouski, Assistant Treasurer

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, IL 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT344-06/04

ITEM 2.  CODE OF ETHICS

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Not applicable for filing of Semi-Annual Report to Shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 10.  CONTROLS AND PROCEDURES

     (a)  Disclosure Controls and Procedures.  The Registrant's management,
          ----------------------------------
          with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

     (b)  Changes in Internal Control Over Financial Reporting.  There were no
          -----------------------------------------------------
          changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS

     The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
----------      ---------------------
11(b)(1)        Certification of Principal Executive Officer Required by
                Section 302 of the Sarbanes-Oxley Act of 2002

11(b)(2)        Certification of Principal Financial Officer Required by
                Section 302 of the Sarbanes-Oxley Act of 2002

11(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

                                   NORTH TRACK FUNDS, INC.

                                   By:  /s/ David G. Stoeffel
                                        ----------------------------------
                                        David G. Stoeffel, President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 7th day of July, 2004.

                                   By:  /s/ David G. Stoeffel
                                        ----------------------------------
                                        David G. Stoeffel, President
                                        (Principal Executive Officer)

                                   By:  /s/ Franklin P. Ciano
                                        ----------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer (Principal
                                        Financial Officer)